Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended September 30, 2005

Boston Properties, Inc.

Third Quarter 2005

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “guidance,” “expects,” “plans,” “estimates,” “projects,” “intends,” “believes” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development and acquisition activity, the ability to effectively integrate acquisitions, the costs and availability of financing (including the impact of interest rates on our hedging program), the effects of local economic and market conditions, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Boston Properties, Inc.

Third Quarter 2005

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in five markets: Boston, Washington, D.C., Midtown Manhattan, San Francisco, and Princeton, N.J. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops, and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of first-class office space and also includes three hotels and one industrial building. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, suburban office centers and build-to-suit projects for the U.S. Government and a diverse array of high-credit tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of thirty-four individuals average twenty-four years of real estate experience and fifteen years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Mortimer B. Zuckerman, Chairman of our Board of Directors, and Edward H. Linde, our President and Chief Executive Officer. Each has a national reputation, which attracts business and investment opportunities. In addition, our three Executive Vice Presidents and other senior officers that serve as Regional Managers have strong reputations that aid us in identifying and closing on new opportunities, having opportunities brought to us, and negotiating with tenants and build-to-suit prospects. Boston Properties’ Board of Directors consists of ten distinquished members, the majority of which serve as Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its stockholders with the greatest possible total return. To achieve this objective, the Company maintains a consistent strategy, which includes: Concentrating on a few carefully selected markets - characterized by high barriers to the creation of new supply and strong real estate fundamentals - where tenants have demonstrated a preference for high-quality office buildings and other facilities; selectively acquiring assets which increase its penetration in these select markets; taking on complex, technically-challenging projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties; exploring joint-venture opportunities primarily with existing owners of land parcels who seek to benefit from the Company’s depth of development and management expertise; pursuing the sale of properties (on a selective basis) to take advantage of its value creation and the demand for its premier properties; and continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot

(as of September 30, 2005)

Corporate Headquarters	Boston, Massachusetts
Markets	Boston, Midtown Manhattan, Washington, D.C., San Francisco, and Princeton, N.J.
Fiscal Year-End	December 31
Total Properties	123
Total Square Feet	42.0 million
Common Shares and Units Outstanding (as converted)	139.2 million
Dividend - Quarter/Annualized	$0.68/$2.72
Dividend Yield	3.84%
Special Dividend payable
October 31, 2005	$2.50 per common share/unit
Total Market Capitalization	$14.8 billion
Senior Debt Ratings	Baa2 (Moody’s); BBB (S&P and Fitch)

Boston Properties, Inc.

Third Quarter 2005

INVESTOR INFORMATION
Board of Directors			Management

Mortimer B. Zuckerman Chairman of the Board	Carol B. Einiger Director	E. Mitchell Norville Executive Vice President for Operations	Peter D. Johnston Senior Vice President, Manager of DC Office

Edward H. Linde President and Chief Executive Officer, Director	Alan J. Patricof Director, Chairman of Audit Committee	Raymond A. Ritchey Executive Vice President, National Director of Acquisitions & Development	Robert E. Pester Senior Vice President, Manager of San Francisco Office

Lawrence S. Bacow Director	Richard E. Salomon Director, Chairman of Compensation Committee	Douglas T. Linde Executive Vice President, Chief Financial Officer, and Treasurer	Mitchell S. Landis Senior Vice President, Manager of Princeton Office

Zoë Baird Director	Martin Turchin Director	Bryan J. Koop Senior Vice President, Manager of Boston Office	Frank D. Burt Senior Vice President, General Counsel

William M. Daley	David A. Twardock
Director, Chairman of Nominating & Corporate Governance Committee	Director	Robert E. Selsam Senior Vice President, Manager of New York Office	Arthur S. Flashman Vice President and Controller
Company Information

Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
111 Huntington Avenue Suite 300 Boston, MA 02199 (t) 617.236.3300 (f) 617.236.3311	BXP Stock Exchange Listing New York Stock Exchange	Boston Properties, Inc. 111 Huntington Avenue, Suite 300 Boston, MA 02199 (t) 617.236.3322 (f) 617.236.3311 www.bostonproperties.com

Financial inquiries should be

directed to Michael Walsh,

Senior Vice President - Finance,

at 617.236.3410 or mwalsh@bostonproperties.com

Investor or media inquires

should be directed to Kathleen

DiChiara, Investor Relations

Manager, at 617.236.3343 or

kdichiara@bostonproperties.com

Common Stock Data (NYSE: BXP)

Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q3 2005	Q2 2005	Q1 2005	Q4 2004	Q3 2004
High Price	$76.25	$70.00	$63.65	$64.85	$56.29
Low Price	$69.23	$59.65	$56.93	$56.25	$49.86
Average Closing Price	$72.21	$65.92	$60.15	$60.40	$53.57
Closing Price, at the end of the quarter	$70.90	$70.00	$60.23	$64.67	$55.39
Dividends per share - annualized (1)	$2.72	$2.72	$2.60	$2.60	$2.60
Closing dividend yield - annualized	3.84%	3.89%	4.32%	4.02%	4.69%
Closing common shares outstanding, plus common units and preferred units on an as-converted basis (thousands)	139,153	138,389	137,634	$137,399	136,277
Closing market value of outstanding shares and units (thousands)	$9,865,948	$9,687,230	$8,289,696	$8,885,593	$7,548,404

(1)	Reflects dividend increase from $0.65 per share to $0.68 per share - effective Q2 2005. Excludes special dividend of $2.50 per share payable on October 31, 2005.

Timing

Quarterly results for 2005 will be announced according to the following schedule:

Fourth Quarter	Late January 2006

Boston Properties, Inc.

Third Quarter 2005

RESEARCH COVERAGE
Equity Research Coverage			Debt Research Coverage

David Aubuchon	Anthony Paolone /Michael Mueller	Chris Brown	Rating Agencies:
A.G. Edwards & Sons	J.P. Morgan Securities	Banc of America Securities
314.955.5452	212.622.6682 / 212.622.6689	704.386.2524	Brendan Thorpe
			Fitch Ratings

Ross Nussbaum / John Kim	David Rodgers / Michael Salinsky	Susan Berliner	212.908.0538
Banc of America Securities	KeyBanc Capital Markets	Bear Stearns & Company
212.847.5668 / 212.847.5761	216.263.4785 / 216.563.2348	212.272.3824	Karen Nickerson
			Moody’s Investors Service
Ross Smotrich /Jeffrey Langbaum	John W. Guinee / Eli Fleminger	Thierry Perrein	212.553.4924
Bear Stearns & Company	Legg Mason	Credit Suisse First Boston
212.272.8046 / 212.272.4201	410.454.5520 / 410.454.4830	212.538.8618	James Fielding
			Standard & Poor’s
Jonathan Litt / Jordan Sadler	David Harris / David Toti	Scott O’Shea	212.438.2452
Citigroup Global Markets	Lehman Brothers	Deutsche Bank Securities
212.816.0231 / 212.816.0438	212.526.1790 / 212.526.2002	212.250.7190

Louis Taylor /Christoper Capolongo	Steve Sakwa / Brian Legg	Mark Streeter
Deutsche Bank Securities	Merill Lynch & Company	J.P. Morgan Securities
212.250.4912 / 212.250.7726	212.449.0335 / 212.449.1153	212.834.5086

Wilkes Graham / Saad Hashemy	Gregory Whyte / David Cohen	John Forrey
Friedman, Billings, Ramsey	Morgan Stanley & Company	Merrill Lynch & Company
703.312.9737 / 703.469.1218	212.761.6331 / 212.762.7145	212.449.1812

Carey Callaghan / Sloan Bohlen	James Sullivan /James Feldman	Thomas Cook
Goldman Sachs & Company	Prudential Equity Group	Citigroup Global Markets
212.902.4351 / 212.902.2796	212.778.2515 / 212.778.1724	212.723.1112

Jim Sullivan / Michael Knott	Jay Leupp / Brett Johnson
Green Street Advisors	RBC Capital Markets (US)
949.640.8780	415.633.8588 / 415.633.8566

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

Third Quarter 2005

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9 and 10. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on page 51.

	Three Months Ended
	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004		September 30, 2004
Income Items:

Revenue	$361,786	$360,475	$356,187	$362,518		$359,137
Straight line rent (SFAS 13)	$12,287	$19,294	$20,871	$19,218		$16,954
Fair value lease revenue (SFAS 141) (1)	$294	$295	$292	$245		$241
Lease termination fees (included in revenue)	$2,087	$3,979	$1,226	$634		$1,800
Capitalized interest	$1,734	$866	$693	$721		$1,758
Capitalized wages	$1,492	$1,422	$1,649	$1,549		$1,459
Operating Margins [(rental revenue - rental expense)/rental revenue] (2)	68.4%	69.5%	68.9%	69.1%		68.9%
Net income available to common shareholders	$57,551	$165,490	$61,242	$62,254		$68,542
Funds from operations (FFO) available to common shareholders after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (3) (4)	$123,671	$121,309	$117,301	$118,891		$119,937
FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - diluted	$1.07	$1.06	$1.03	$1.05		$1.07
Net income available to common shareholders per share - basic	$0.51	$1.46	$0.56	$0.57		$0.63
Net income available to common shareholders per share -diluted	$0.50	$1.43	$0.55	$0.56		$0.62
Dividends per common share (5)	$3.18	$0.68	$0.65	$0.65		$0.65
Funds available for distribution to common shareholders and common unitholders (FAD) (4)	$109,360	$92,165	$114,618	$78,964		$101,147

Ratios:

Interest Coverage Ratio (excluding capitalized interest) - cash basis (6)	2.88	2.54	2.59	2.64		2.74
Interest Coverage Ratio (including capitalized interest) - cash basis (6)	2.81	2.51	2.57	2.62		2.68
FFO Payout Ratio (7)	63.55%	64.15%	63.11%	61.90%		60.75%
FAD Payout Ratio (8)	82.25%	98.15%	75.01%	109.43	%(9)	83.73%

	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004		September 30, 2004
Capitalization:
Total Debt	$4,921,867	$4,898,757	$5,011,016	$5,011,814		$5,016,069
Price @ Quarter End	$70.90	$70.00	$60.23	$64.67		$55.39
Equity Value @ Quarter End	$9,865,948	$9,687,230	$8,289,696	$8,885,593		$7,548,404
Total Market Capitalization (10)	$14,787,815	$14,585,987	$13,300,712	$13,897,407		$12,564,473
Debt/Total Market Capitalization (10)	33.28%	33.59%	37.67%	36.06%		39.92%

(1)	Represents the net adjustment for above-and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(2)	Rental Expense includes operating expenses and real estate taxes. Amounts are exclusive of the gross up of reimbursable electricity amounts totaling $9,057, $6,992, $6,476, $6,541 and $8,312 for the three months ended September 30, 2005, June 30, 2005, March 31, 2005, December 31, 2004 and September 30, 2004, respectively.
(3)	For a quantitative reconciliation of the differences between FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate and net income available to common shareholders see page 9. The supplemental adjustment is only applicable for the three months ended June 30, 2005.
(4)	For a quantitative reconciliation of the differences between FAD and FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate, see page 10.
(5)	For the three months ended September 30, 2005, dividends per share include the $2.50 per common share special dividend payable October 31, 2005.
(6)	For additional detail, see page 10.
(7)	Dividends per Common share divided by FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - diluted. For the three months ended September 30, 2005, excludes the $2.50 special dividend payable October 31, 2005.
(8)	Gross dividends to common shareholders plus distributions to common Operating Partnership unitholders divided by FAD. For the three months ended September 30, 2005, excludes the $2.50 per share special dividend payable October 31, 2005.
(9)	Includes leasing costs associated with the renewal of a 332,017 square foot lease at 100 East Pratt street which was sold in May 2005. Excluding these costs, the FAD payout ratio would be 89.23%.
(10)	For additional detail, see page 12.

Boston Properties, Inc.

Third Quarter 2005

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004
ASSETS
Real estate	$8,792,127	$8,736,776	$9,024,693	$9,033,858	$9,053,584
Construction in progress	144,009	99,727	66,699	35,063	19,279
Land held for future development	244,783 (1)	239,314	234,010	222,306	221,901
Real estate held for sale	444	—	35,217	—	45
Less accumulated depreciation	(1,237,469)	(1,190,465)	(1,195,648)	(1,143,369)	(1,151,896)

Total real estate	7,943,894	7,885,352	8,164,971	8,147,858	8,142,913
Cash and cash equivalents	450,577	507,182	209,307	239,344	213,873
Cash held in escrows	27,552	29,077	25,613	24,755	24,137
Investments in marketable securities	37,500	25,000	—	—	—
Tenant and other receivables, net	32,463	28,230	27,442	25,500	12,936
Accrued rental income, net	292,289	280,257	272,035	251,236	232,143
Deferred charges, net	239,443	243,674	255,695	254,950	240,834
Prepaid expenses and other assets	63,859	43,042	63,073	38,630	57,302
Investments in unconsolidated joint ventures	96,311	82,810	79,855	80,955	88,276

Total assets	$9,183,888	$9,124,624	$9,097,991	$9,063,228	$9,012,414

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$3,450,904	$3,427,892	$3,540,242	$3,541,131	$3,545,477
Unsecured senior notes, net of discount	1,470,963	1,470,865	1,470,774	1,470,683	1,470,592
Unsecured line of credit	— (2)	—	—	—	—
Accounts payable and accrued expenses	81,730	92,649	105,009	94,451	88,124
Dividends and distributions payable	443,437	95,597	91,259	91,428	90,942
Interest rate contracts	—	—	—	1,164	2,928
Accrued interest payable	39,443	47,744	41,987	50,670	41,007
Other liabilities	137,526 (1)	132,427	134,716	91,300	89,813

Total liabilities	5,624,003	5,267,174	5,383,987	5,340,827	5,328,883

Commitments and contingencies	—	—	—	—	—

Minority interests	725,077	795,767	782,532	786,328	790,758

Stockholders’ Equity:
Excess stock, $.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $.01 par value, 50,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Common stock, $.01 par value, 250,000,000 shares authorized, 112,500,887, 111,403,373, 110,442,177, 110,320,485 and 108,986,697 outstanding, respectively	1,125	1,114	1,104	1,103	1,090
Additional paid-in capital	2,749,432	2,679,447	2,639,806	2,633,980	2,582,036
Earnings in excess of dividends	104,559	404,635	314,907	325,452	334,736
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Unearned compensation	(5,564)	(5,503)	(6,160)	(6,103)	(6,555)
Accumulated other comprehensive loss	(12,022)	(15,288)	(15,463)	(15,637)	(15,812)

Total stockholders’ equity	2,834,808	3,061,683	2,931,472	2,936,073	2,892,773

Total liabilities and stockholders’ equity	$9,183,888	$9,124,624	$9,097,991	$9,063,228	$9,012,414

(1)	Includes approximately $44.4 million of land assets at September 30, 2005 related to the sale of a land parcel at the Prudential Center on February 23, 2005. Net proceeds received of approximately $49.0 million at September 30, 2005 is included in other liabilities. This transaction does not currently qualify as a sale for accounting purposes due to continuing involvement provisions.
(2)	On July 19, 2005, the Company refinanced its $225.0 million mortgage loan collateralized by 599 Lexington Avenue through a secured draw from the Unsecured Line of Credit. The line draw of $225.0 million is reflected within Mortgage Notes Payable.

Boston Properties, Inc.

Third Quarter 2005

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	30-Sep-05	30-Jun-05	31-Mar-05	31-Dec-04	30-Sep-04
Revenue:
Rental
Base Rent	$274,522	$277,358	$278,747	$276,209	$273,603
Recoveries from tenants	43,969	41,856	43,340	41,555	43,381
Parking and other	13,470	14,121	13,925	14,353	15,645 (1)

Total rental revenue	331,961	333,335	336,012	332,117	332,629
Hotel revenues	20,139	20,066	14,002	24,230	19,768
Development and management services	4,923	4,137	4,536	5,330	5,832
Interest and other	4,763	2,937	1,637	841	908

Total revenue	361,786	360,475	356,187	362,518	359,137

Expenses:
Operating	66,387	63,379	63,695	62,327	65,950
Real estate taxes	44,725	43,076	44,789	44,287	42,804
Hotel operating	13,786	13,979	12,286	16,961	13,709
General and administrative	13,270	14,252	14,813	15,541	13,002
Interest (2)	75,700	78,233	79,354	79,378	77,698
Depreciation and amortization	65,905	67,214	67,983	68,529	65,480
Losses from early extinguishments of debt (3)	—	12,896	—	—	—

Total expenses	279,773	293,029	282,920	287,023	278,643

Income before minority interests and income from unconsolidated joint ventures	82,013	67,446	73,267	75,495	80,494
Minority interest in property partnerships	1,527	1,472	1,652	1,558	1,447
Income from unconsolidated joint ventures	1,117	847	1,335	664	460

Income before minority interest in Operating Partnership	84,657	69,765	76,254	77,717	82,401
Minority interest in Operating Partnership (4)	(27,032)	(14,739)	(15,718)	(16,094)	(17,178)

Income before gains on sales of real estate and land held for development	57,625	55,026	60,536	61,623	65,223
Gains on sales of real estate, net of minority interest	—	102,073	—	—	—
Gains on sales of land held for development, net of minority interest	—	—	1,208	—	—

Income before discontinued operations	57,625	157,099	61,744	61,623	65,223
Income (loss) from discontinued operations, net of minority interest	(74)	2	(502)	(456)	(831)
Gains on sales of real estate from discontinued operations, net of minority interest	—	8,389	—	1,087	4,150

Net income available to common shareholders	$57,551	$165,490	$61,242	$62,254	$68,542

INCOME PER SHARE OF COMMON STOCK (EPS)
Net income available to common shareholders per share - basic	$0.51	$1.46	$0.56	$0.57	$0.63

Net income available to common shareholders per share - diluted	$0.50	$1.43	$0.55	$0.56	$0.62

(1)	Includes $1.8 million from settlement of litigation.
(2)	Interest expense is reported net of capitalized interest of $1,734, $866, $693, $721 and $1,758 for the three months ended September 30, 2005, June 30, 2005, March 31, 2005, December 31, 2004 and September 30, 2004, respectively.
(3)	Includes $11.0 million of losses from early extinguishments of debt associated with the sales of real estate.
(4)	Equals minority interest share of 16.20% 16.42%, 16.41%, 16.51% and 16.75% of income before minority interest in Operating Partnership after deduction for preferred distributions for the three months ended September 30, 2005, June 30, 2005, March 31, 2005, December 31, 2004 and September 30, 2004, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

Boston Properties, Inc.

Third Quarter 2005

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three months ended
	30-Sep-05	30-Jun-05	31-Mar-05	31-Dec-04	30-Sep-04
Net income available to common shareholders	$57,551	$165,490	$61,242	$62,254	$68,542
Add:
Minority interest in Operating Partnership	27,032	14,739	15,718	16,094	17,178
Less:
Minority interest in property partnerships	1,527	1,472	1,652	1,558	1,447
Income from unconsolidated joint ventures	1,117	847	1,335	664	460
Gain on sales of real estate, net of minority interest	—	102,073	—	—	—
Gain on sales of land held for development, net of minority interest	—	—	1,208	—	—
Income (loss) from discontinued operations, net of minority interest	(74)	2	(502)	(456)	(831)
Gain on sales of real estate from discontinued operations, net of minority interest	—	8,389	—	1,087	4,150

Income before minority interests and income from unconsolidated joint ventures	82,013	67,446	73,267	75,495	80,494
Add:
Real estate depreciation and amortization (1)	67,702	69,247	69,540	69,989	67,538
Income (loss) from discontinued operations	(88)	3	(601)	(505)	(945)
Income from unconsolidated joint ventures	1,117	847	1,335	664	460
Less:
Minority property partnerships’ share of funds from operations	(32)	106	(75)	(123)	(17)
Preferred dividends and distributions	3,200 (2)	3,340	3,280	3,361	3,491

Funds from operations (FFO)	147,576	134,097	140,336	142,405	144,073
Add:
Losses from early extinguishments of debt associated with the sales of real estate	—	11,041	—	—	—

FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	147,576	145,138	140,336	142,405	144,073
Less:
Minority interest in Operating Partnership’s share of funds from operations after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	23,905	23,829	23,035	23,514	24,136

FFO available to common shareholders after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (3)	$123,671	$121,309	$117,301	$118,891	$119,937

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - basic	$1.11	$1.10	$1.06	$1.09	$1.11

FFO per share - basic	$1.11	$1.01	$1.06	$1.09	$1.11

Weighted average shares outstanding - basic	111,776	110,764	110,187	109,359	108,339

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - diluted	$1.07	$1.06	$1.03	$1.05	$1.07

FFO per share - basic	$1.07	$0.98	$1.03	$1.05	$1.07

Weighted average shares outstanding - diluted	119,177	118,460	117,721	117,269	116,149

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	September 30, 2005			June 30, 2005		March 31, 2005		December 31, 2004		September 30, 2004
	Income (Numerator)		Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)
Basic FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	$147,576		133,381	$145,138	132,522	$140,336	131,825	$142,405	130,987	$144,073	130,141
Effect of Dilutive Securities
Convertible Preferred Units	3,200	(2)	5,087	3,340	5,357	3,280	5,357	3,361	5,381	3,491	5,568
Stock Options and other	—		2,314	—	2,339	—	2,177	—	2,529	—	2,242

Diluted FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	$150,776		140,782	$148,478	140,218	$143,616	139,359	$145,766	138,897	$147,564	137,951

Less:
Minority interest in Operating Partnership’s share of diluted funds from operations after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	23,139		21,605	23,039	21,758	22,299	21,638	22,698	21,628	23,321	21,802

Company’s share of diluted FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (4)	$127,637		119,177	$125,439	118,460	$121,317	117,721	$123,068	117,269	$124,243	116,149

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - basic	$1.11			$1.10		$1.06		$1.09		$1.11

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - diluted	$1.07			$1.06		$1.03		$1.05		$1.07

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $65,905, $67,214, $67,983, $68,529 and $65,480, our share of unconsolidated joint venture real estate depreciation and amortization of $2,188, $2,394, $1,798, $1,798 and $1,636 and depreciation and amortization from discontinued operations of $2, $5, $179, $206 and $1,080 less corporate related depreciation of $393, $366, $420, $544 and $658 for the three months ended September 30, 2005, June 30, 2005, March 31, 2005, December 31, 2004 and September 30, 2004, respectively.
(2)	Excludes approximately $12.1 million of income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the special dividend to be funded using proceeds from previously completed sales of real estate.
(3)	Based on weighted average shares for the quarter. Company’s share for the quarter ended September 30, 2005, June 30, 2005, March 31, 2005, December 31, 2004 and September 30, 2004 was 83.80%, 83.58%, 83.59%, 83.49% and 83.25%, respectively.
(4)	Based on weighted average diluted shares for the quarter. Company’s share for the quarter ended September 30, 2005, June 30, 2005, March 31, 2005, December 31, 2004 and September 30, 2004 was 84.65%, 84.48%, 84.47%, 84.43% and 84.20%, respectively.

Boston Properties, Inc.

Third Quarter 2005

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004		September 30, 2004
Basic FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (see page 9)	$147,576	$145,138	$140,336	$142,405		$144,073
2nd generation tenant improvements and leasing commissions	(19,582)	(29,012)	(4,730)	(33,462	) (1)	(19,583)
Straight-line rent	(12,287)	(19,294)	(20,871)	(19,218)		(16,954)
Recurring capital expenditures	(5,637)	(6,195)	(1,461)	(10,921)		(6,831)
Fair value interest adjustment	(818)	(812)	(798)	(798)		(793)
Fair value lease revenue (SFAS 141)	(294)	(295)	(292)	(245)		(241)
Hotel improvements, equipment upgrades and replacements	(1,539)	(182)	(516)	(262)		(238)
Non real estate depreciation	393	366	420	544		658
Stock-based compensation	1,548	1,584	2,101	898		955
Partners’ share of joint venture 2nd generation tenant improvement and leasing commissions	1,476	867	429	23		101

Funds available for distribution to common shareholder and common unitholders (FAD)	$10,836	$92,165	$114,618	$78,964		$101,147

Interest Coverage Ratios

(in thousands, except for ratio amounts)

	Three Months Ended
	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004
Excluding Capitalized Interest
Income before minority interests and income from unconsolidated joint ventures	$82,013	$67,446	$73,267	$75,495	$80,494
Interest expense	75,700	78,233	79,354	79,378	77,698
Depreciation and amortization expense	65,905	67,214	67,983	68,529	65,480
Depreciation from joint ventures	2,188	2,394	1,798	1,798	1,636
Income from unconsolidated joint ventures	1,117	847	1,335	664	460
Discontinued operations - depreciation expense	2	5	179	206	1,080
Discontinued operations	(88)	3	(601)	(505)	(945)
Straight-line rent	(12,287)	(19,294)	(20,871)	(19,218)	(16,954)
Fair value lease revenue (SFAS 141)	(294)	(295)	(292)	(245)	(241)

Subtotal	214,256	196,553	202,152	206,102	208,708

Divided by:
Interest expense (2)	74,514	77,410	77,988	78,051	76,242

Interest Coverage Ratio	2.88	2.54	2.59	2.64	2.74

Including Capitalized Interest
Income before minority interests and income from unconsolidated joint ventures	$82,013	$67,446	$73,267	$75,495	$80,494
Interest expense	75,700	78,233	79,354	79,378	77,698
Depreciation and amortization expense	65,905	67,214	67,983	68,529	65,480
Depreciation from joint ventures	2,188	2,394	1,798	1,798	1,636
Income from unconsolidated joint ventures	1,117	847	1,335	664	460
Discontinued operations - depreciation expense	2	5	179	206	1,080
Discontinued operations	(88)	3	(601)	(505)	(945)
Straight-line rent	(12,287)	(19,294)	(20,871)	(19,218)	(16,954)
Fair value lease revenue (SFAS 141)	(294)	(295)	(292)	(245)	(241)

Subtotal	214,256	196,553	202,152	206,102	208,708

Divided by:
Interest expense (2) (3)	76,248	78,276	78,681	78,772	78,000

Interest Coverage Ratio	2.81	2.51	2.57	2.62	2.68

(1)	Includes $17,736 of leasing costs associated with the renewal of a 332,017 square foot lease which was expected to be expended over the next three years. However, this property was sold in May 2005.
(2)	Excludes amortization of financing costs of $1,186, $823, $1,366, $1,327 and $1,456 for the quarters ended September 30, 2005, June 30, 2005, March 31, 2005, December 31, 2004 and September 30, 2004, respectively.
(3)	Includes capitalized interest of $1,734, $866, $693, $721 and $1,758 for the quarters ended September 30, 2005, June 30, 2005, March 31, 2005, December 31, 2004 and September 30, 2004, respectively.

Boston Properties, Inc.

Third Quarter 2005

DISCONTINUED OPERATIONS

(in thousands, unaudited)

Effective January 1, 2002, the Company adopted the provisions of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” The Company’s application of SFAS No. 144 results in the presentation of the net operating results of these qualifying properties sold or held for sale during 2005 and 2004 as income from discontinued operations for all periods presented. The following table summarizes income from discontinued operations (net of minority interest) for the three months ended September 30, 2005, June 30, 2005, March 31, 2005, December 31, 2004 and September 30, 2004, respectively.

	Three Months Ended
	30-Sep-05	30-Jun-05	31-Mar-05	31-Dec-04	30-Sep-04
Total Revenue (1)	$19	$199	$5	$170	$933

Expenses:
Operating	105	191	427	469	798
Depreciation and amortization	2	5	179	206	1,080

Total Expenses	107	196	606	675	1,878

Income before minority interests	(88)	3	(601)	(505)	(945)

Minority interest in property partnership	—	—	—	41	53
Minority interest in Operating Partnership	(14)	1	(99)	(90)	(167)

Income (loss) from discontinued operations (net of minority interest)	$(74)	$2	$(502)	$(456)	$(831)

Properties (2):	40-46 Harvard Street	40-46 Harvard Street	40-46 Harvard Street	40-46 Harvard Street	40-46 Harvard Street

		Old Federal Reserve	Old Federal Reserve	Old Federal Reserve	Old Federal Reserve

				560 Forbes Boulevard	560 Forbes Boulevard

					204 Second Avenue

					Sugarland Business Park - Building One

(1)	The impact of the straight-line rent adjustment increased (decreased) revenue by $0, $0, $0, $(3) and $(13) for the three months ended September 30, 2005, June 30, 2005, March 31, 2005, December 31, 2004 and September 30, 2004, respectively.
(2)	Discontinued operations does not include the operations of 100 East Pratt Street and Riverfront Plaza due to the Company’s continuing involvement in the management, for a fee, of these properties subsequent to the sales through agreements with the buyers.

Boston Properties, Inc.

Third Quarter 2005

CAPITAL STRUCTURE

Debt

(in thousands)

					Aggregate Principal September 30, 2005
Mortgage Notes Payable					$3,450,904
Unsecured Line of Credit					—
Unsecured Senior Notes, net of discount					1,470,963

Total Debt					$4,921,867

Boston Properties Limited Partnership Unsecured Senior Notes

					Total/Average
Settlement Date	5/22/03	3/18/03	1/17/03	12/13/02
Principal Amount	$250,000	$300,000	$175,000	$750,000	$1,475,000
Yield (on issue date)	5.075%	5.636%	6.280%	6.296%	5.95%
Coupon	5.000%	5.625%	6.250%	6.250%	5.91%
Discount	99.329%	99.898%	99.763%	99.650%	99.659%
Ratings:
Moody’s	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)
S&P	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)
Fitch	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)
Maturity Date	6/1/2015	4/15/2015	1/15/2013	1/15/2013
Discount	$1,428	$259	$342	$2,008	$4,037

Unsecured Senior Notes, net of discount	$248,572	$299,741	$174,658	$747,992	$1,470,963

Equity (in thousands)

			Shares/Units Outstanding as of 9/30/05	Common Stock Equivalents	Equivalent (1)
Common Stock			112,501	112,501 (2)	$7,976,321
Common Operating Partnership Units			21,795	21,795 (3)	1,545,266
Series Two Preferred Operating Partnership Units			3,701	4,857	344,361

Total Equity				139,153	$9,865,948

Total Debt					4,921,867

Total Market Capitalization					$14,787,815

(1)	Value based on September 30, 2005 closing price of $70.90 per share of common stock.
(2)	Includes 337 shares of restricted stock, of which 115 shares are vested as of September 30, 2005.
(3)	Includes 381 long-term incentive plan units, of which 26 units are vested as of September 30, 2005.

Boston Properties, Inc.

Third Quarter 2005

DEBT ANALYSIS

Debt Maturities and Principal Payments

(in thousands)

	2005	2006	2007	2008	2009	Thereafter	Total
Floating Rate Debt	$—	$8,463	$298,630	$475,000	$—	$—	$782,093
Fixed Rate Debt	97,386	220,822	181,377	801,323	188,278	2,650,588	4,139,774

Total Debt	$97,386	$229,285	$480,007	$1,276,323	$188,278	$2,650,588	$4,921,867

Weighted Average Floating Rate Debt	—	5.40%	4.41%	4.27%	—	—	4.34%
Weighted Average Fixed Rate Debt	3.97%	7.30%	6.61%	6.84%	7.11%	6.58%	6.63%

Total Weighted Average Rate	3.97%	7.23%	5.24%	5.88%	7.11%	6.58%	6.27%

Unsecured Debt

Unsecured Line of Credit - Matures October 30, 2007

(in thousands)

Facility	Outstanding @ 9/30/2005		Letters of Credit	Remaining Capacity @ 9/30/2005
$ 605,000	$—	(1)	$9,436	$370,564	(1)

(1)	$225 million drawn on the unsecured line of credit is secured by 599 Lexington Avenue and is included under Mortgage Notes Payable.

Unsecured and Secured Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity
Unsecured Debt	29.89%	5.95%	8.2 years
Secured Debt	70.11%	6.40%	3.9 years

Total Debt	100.00%	6.27%	5.2 years

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	15.89%	4.34%	2.5 years
Fixed Rate Debt	84.11%	6.63%	5.7 years

Total Debt	100.00%	6.27%	5.2 years

Boston Properties, Inc.

Third Quarter 2005

DEBT MATURITIES AND PRINCIPAL PAYMENTS

(in thousands)

Property	2005	2006		2007		2008	2009	Thereafter	Total
Citigroup Center	$1,708	$7,145		$7,676		$8,246	$8,858	$466,148	$499,781
Times Square Tower	—	—		—		475,000	—	—	475,000
Embarcadero Center One and Two	1,318	5,496		5,877		278,912	—	—	291,603
Prudential Center	1,272	5,256		5,619		259,706	—	—	271,853
280 Park Avenue	839	3,519		3,798		4,099	4,423	240,272	256,950
599 Lexington Avenue	—	—		225,000	(1)	—	—	—	225,000
Embarcadero Center Four	979	4,061		4,346		129,712	—	—	139,098
Embarcadero Center Three	641	2,671		132,726		—	—	—	136,038
Democracy Center	540	2,257		2,421		2,597	91,132	—	98,947
Embarcadero Center West Tower	422	90,416	(2)	—		—	—	—	90,838
601 and 651 Gateway Boulevard	84,999	—		—		—	—	—	84,999
One Freedom Square	484	2,005		2,122		2,245	2,375	71,266	80,497
Cambridge Center Seven	—	—		73,630		—	—	—	73,630
New Dominion Technology Park, Building Two	—	—		—		—	—	63,000	63,000
140 Kendrick Street	335	1,387		1,466		1,549	1,637	53,849	60,223
202, 206 & 214 Carnegie Center	185	780		845		916	994	56,306	60,026
Capital Gallery	393	59,114	(3)	—		—	—	—	59,507
1330 Connecticut Avenue	545	2,238		2,346		2,452	2,577	47,722	57,880
New Dominion Technology Park, Building One	—	1,284		1,379		1,481	1,594	50,964	56,702
Reservoir Place	359	1,484		1,572		1,666	48,592	—	53,673
504, 506 & 508 Carnegie Center	295	1,221		1,314		40,914	—	—	43,744
10 & 20 Burlington Mall Rd & 91 Hartwell	193	801		861		925	994	33,593	37,367
10 Cambridge Center	170	715		777		844	916	29,677	33,099
Sumner Square	143	599		645		694	747	25,495	28,323
1301 New York Avenue	364	1,531		1,651		1,781	21,628	—	26,955
Eight Cambridge Center	154	649		702		757	819	22,911	25,992
510 Carnegie Center	164	683		735		23,519	—	—	25,101
University Place	193	806		864		925	992	18,422	22,202
Reston Corporate Center	168	698		745		20,524	—	—	22,135
Bedford Business Park	193	818		890		16,859	—	—	18,760
191 Spring Street	177	18,267		—		—	—	—	18,444
Montvale Center	49	6,762		—		—	—	—	6,811
101 Carnegie Center	104	6,622		—		—	—	—	6,726

	97,386	229,285		480,007		1,276,323	188,278	1,179,625	3,450,904

Unsecured Senior Notes	—	—		—		—	—	1,470,963	1,470,963
Unsecured Line of Credit	—	—		—	(1)	—	—	—	—

	$97,386	$229,285		$480,007		$1,276,323	$188,278	$2,650,588	$4,921,867

% of Total Debt	1.98%	4.66%		9.75%		25.93%	3.83%	53.85%	100.00%
Balloon Payments	$84,999	$179,366		$431,356		$1,234,782	$158,698	$2,562,114	$4,651,315
Scheduled Amortization	$12,387	$49,919		$48,651		$41,541	$29,580	$88,474	$270,552

(1)	Amount refinanced through a secured draw on the Company’s revolving line of credit facility. The facility expires on October 30, 2007.
(2)	On October 4, 2005, the Company repaid the mortgage indebtedness collateralized by this property.

(3)	Amount includes construction financing for the expansion of the property of $8.5 million which matures in February 2008 and existing mortgage financing of $50.6 million which matures in August 2006. The Company has assumed it will repay both financings upon the maturity date of the existing financing in August 2006.

Boston Properties, Inc.

Third Quarter 2005

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002 the Company’s operating partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York, as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of September 30, 2005 to show that the Company’s operating partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. This section also presents certain other indenture-related data which we believe assists investors in the Company’s unsecured debt securities. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

		September 30, 2005
Total Assets:
Capitalized Property Value		$11,097,383
Cash and Cash Equivalents		450,577
Investments in marketable securities		37,500
Undeveloped Land, at Cost		200,922
Development in Process, at Cost (including Joint Venture %)		159,230

Total Assets		$11,945,612

Unencumbered Assets		$5,161,432

Secured Debt (Fixed and Variable) (1)		$3,430,578
Joint Venture Debt		202,992
Contingent Liabilities & Letters of Credit		19,224
Unsecured Debt (2)		1,475,000

Total Outstanding Debt		$5,127,794

Consolidated EBITDA:
Income before minority interests and income from unconsolidated joint ventures (per Consolidated Income Statement)		$82,013
Add: Interest Expense (per Consolidated Income Statement)		75,700
Add: Depreciation and Amortization (per Consolidated Income Statement)		65,905
Add: Losses from early extinguishments of debt (per Consolidated Income Statement)		—

EBITDA		223,618
Add: Company share of unconsolidated joint venture EBITDA		6,266

Consolidated EBITDA		$229,884

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)		$75,700
Add: Company share of unconsolidated joint venture interest expense		3,272
Less: Amortization of financing costs		(1,186)
Less: Interest expense funded by construction loan draws		—

Adjusted Interest Expense		$77,786

Covenant Ratios and Related Data	Test	Actual
Total Outstanding Debt/Total Assets	Less than 60%	42.9%
Secured Debt/Total Assets	Less than 50%	30.4%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	2.96
Unencumbered Assets/ Unsecured Debt	Greater than 150%	349.9%

Unencumbered Consolidated EBITDA		$95,350

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured Interest Expense)		4.07

% of unencumbered Consoidated EBITDA to Consolidated EBITDA		41.5%

# of unencumbered properties		67

(1)	Excludes Fair Value Adjustment of $21,670.
(2)	Excludes Debt Discount of $4,037.

Boston Properties, Inc.

Third Quarter 2005

UNCONSOLIDATED JOINT VENTURES

Balance Sheet Information

(unaudited and in thousands)

as of September 30, 2005

	Market Square North	Metropolitan Square	265 Franklin Street	901 New York Avenue		801 New Jersey Avenue (1)	Wisconsin Place (1)(2)	505 9th Street (1)	Value-Added Fund (3)	Combined
Total Equity (4)	$7,602	$32,185	$22,790	$2,995		$3,236	$2,193	$20,143	$5,167	$96,311

Mortgage/Construction loans payable (4)	$46,295	$67,742	$20,180	$42,500		$—	$12,025	$—	$14,250	$202,992

BXP’s nominal ownership percentage	50.00%	51.00%	35.00%	25.00%		50.00%	23.89%	50.00%	25.00%

Results of Operations

(unaudited and in thousands) for the three months ended September 30, 2005
	Market Square North	Metropolitan Square	265 Franklin Street	901 New York Avenue		801 New Jersey Avenue (1)	Wisconsin Place (1)(2)	505 9th Street (1)	Value-Added Fund (3)	Combined
REVENUE
Total revenue	$5,305	$6,621	$3,546	$6,565		$29	$—	$—	$1,906	$23,972	(5)

EXPENSES
Operating	1,815	2,275	1,282	1,938		7	—	—	530	7,847

SUBTOTAL	3,490	4,346	2,264	4,627		22	—	—	1,376	16,125
Interest	1,789	2,736	715	2,232		—	—	—	694	8,166
Depreciation and amortization	1,266	1,209	1,075	1,560		—	—	—	663	5,773

NET INCOME	$435	$401	$474	$835		$22	$—	$—	$19	$2,186

BXP’s share of net income	$217	$204	$166	$515	(6)	$11	$—	$—	$4	$1,117
BXP’s share of depreciation & amortization	633	617	376	396		—	—	—	166	2,188

BXP’s share of Funds from Operations (FFO)	$850	$821	$542	$911		$11	$—	$—	$170	$3,305

(1)	Property is currently not in service (i.e., under construction or undeveloped land).
(2)	Represents the Company’s interest in the joint venture entity that owns the land and infrastructure as well as a nominal interest in the retail component of the project. The entity that will develop the office component of the project, of which the Company has a 66.67% interest, has been consolidated within the accounts of the Company.
(3)	For additional information on the Value-Added Fund, see page 18. Information presented includes costs which relate to the organization and operations of the Value-Added Fund.
(4)	Represents the Company’s share.
(5)	The net impact of the straight-line rent adjustment increased revenue by $1.0 million for the three months ended September 30, 2005.
(6)	Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.

Boston Properties, Inc.

Third Quarter 2005

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property

(in thousands)

Property	2005	2006	2007	2008	2009	Thereafter	Total
Metropolitan Square (51%)*	$214	$901	$978	$1,061	$1,152	$63,436	$67,742
Market Square North (50%)*	238	1,001	1,080	1,167	1,260	41,549	46,295
901 New York Avenue (25%)*	—	—	—	554	635	41,311	42,500
265 Franklin Street (35%)*	—	—	20,180	—	—	—	20,180	(1)
Wisconsin Place (23.89%) (2) *	—	1,692	1,828	1,785	6,720	—	12,025	(2)

	$452	$3,594	$24,066	$4,567	$9,767	$146,296	$188,742

Weighted Average Rate (2)	7.95%	7.95%	5.14%	7.40%	5.98%	7.22%	6.91%

% of Total Debt	0.24%	1.90%	12.75%	2.42%	5.17%	77.52%	100.00%

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	14.66%	4.97%	2.4 years
Fixed Rate Debt	85.34%	7.25%	6.3 years

Total Debt	100.00%	6.91%	5.8 years

(*)	All amounts represent the Company’s share. Amounts exclude the Value-Added Fund, see page 18 for additional information on debt pertaining to the Value-Added Fund.
(1)	The loan facility allows the venture to borrow an additional $12.3 million (of which the Company’s share is $4.3 million).
(2)	Approximately $6.7 million represents construction loan financing which matures in 2009. The remaining amount represents a seller financed non-interest bearing purchase money mortgage, the weighted-average interest rates exclude the impact of this loan.

Boston Properties, Inc.

Third Quarter 2005

Boston Properties Office Value-Added Fund, L.P.

On October 25, 2004, the Company formed Boston Properties Office Value-Added Fund, L.P. (the “Value-Added Fund”), a strategic partnership with third parties, to pursue the acquisition of value-added investments in non-core office assets within the Company’s existing markets. The Company intends to leverage its regional operating platform to source and acquire properties that will generate opportunity for value creation through repositioning, capital improvements and/or leasing strategies. The Value-Added Fund has total equity commitments of $140 million. Assuming an estimated 65% leverage ratio, the Value-Added Fund is anticipated to have up to $400 million of total investments. The Company will receive asset management, property management, leasing and redevelopment fees and, if certain return thresholds are achieved, will be entitled to an additional promoted interest.

The Company’s interest in the Value-Added Fund is 25%. The investment in the Value-Added Fund is not included in the Company’s portfolio information tables or any other portfolio level statistics.

Property Information

Property Name	Number of Buildings	Square Feet	Leased %	Annual Revenue per leased SF	Mortgage Payable (1)		Total Equity (1)
Worldgate Plaza, Herndon, VA	4	322,328	75.0%	$32.77	$14,250	(2)	$5,167

Results of Operations

(unaudited and in thousands)

for the three months ended September 30, 2005

	Worldgate Plaza
REVENUE
Total revenue	$1,906	(3)

EXPENSES
Operating	530

SUBTOTAL	1,376

Interest	694
Depreciation and amortization	663

NET INCOME	$19

BXP’s share of net income	$4
BXP’s share of depreciation & amortization	166

BXP’s share of Funds from Operations (FFO)	$170

(1)	Represents the Company’s share.
(2)	The mortgage bears interest at LIBOR plus 0.89% per annum and matures December 1, 2007 with two one-year extension options. As of September 30, 2005, the interest rate was 4.57%.
(3)	The net impact of the straight-line rent adjustment and fair value lease revenue (SFAS 141) increased (decreased) revenue by approximately $76 and ($148), respectively for the three months ended September 30, 2005.

Boston Properties, Inc.

Third Quarter 2005

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Net Operating Income of In-Service Properties by Location and Type of Property

for the Quarter Ended September 30, 2005 (1) (2)

Geographic Area	Square Feet Office (3)		% of NOI Office (4)	Square Feet Office/ Technical	% of NOI Office/ Technical (4)	Square Feet Industrial	% of NOI Industrial (4)	Square Feet Total	Square Feet % of Total	% of NOI Hotel (4)	% of NOI Total (4)
Greater Boston	7,755,620	(5)	20.9%	545,206	0.7%	152,009	—	8,452,835	27.1%	2.8%	24.4%
Greater Washington	7,279,732	(6)	16.8%	858,583	1.4%	—	—	8,138,315	26.1%	—	18.2%
Greater San Francisco	4,532,387		13.6%	—	—	—	—	4,532,387	14.5%	—	13.6%
Midtown Manhattan	7,785,959		39.7%	—	—	—	—	7,785,959	24.9%	—	39.7%
Princeton/East Brunswick, NJ	2,319,229		4.1%	—	—	—	—	2,319,229	7.4%	—	4.1%

	29,672,927		95.1%	1,403,789	2.1%	152,009	—	31,228,725	100.0%	2.8%	100.0%

% of Total	95.0%			4.5%		0.5%		100.0%

Percentage of Net Operating Income of In-Service Properties

by Location and Type of Property (2) (4)

Geographic Area	CBD	Suburban	Total
Greater Boston	17.3%	7.1%	24.4%
Greater Washington	5.3%	12.9%	18.2%
Greater San Francisco	12.3%	1.2%	13.5%
Midtown Manhattan	39.8%	—	39.8%
Princeton/East Brunswick, NJ	—	4.1%	4.1%

Total	74.7%	25.3%	100.0%

Hotel Properties

	Number of Rooms	Square Feet
Hotel Properties
Long Wharf Marriott, Boston, MA	402	420,000
Cambridge Center Marriott, Cambridge, MA	431	330,400
Residence Inn by Marriott, Cambridge, MA	221	187,474

Total Hotel Properties	1,054	937,874

Structured Parking
	Number of Spaces	Square Feet
Total Structured Parking	28,602	8,744,605

(1)	For disclosures relating to our definition of In-Service Properties, see page 51.
(2)	For a quantitative reconciliation of consolidated net operating income (NOI) to net income in accordance with GAAP, see page 44. For disclosures relating to our use of NOI see page 51. NOI from unconsolidated joint ventures has been excluded from consolidated NOI.
(3)	Includes approximately 1,300,000 square feet of retail space.
(4)	The calculation for percentage of Net Operating Income excludes termination income.
(5)	Includes 344,587 square feet at 265 Franklin Street which is 35% owned by Boston Properties.
(6)	Includes 586,482 square feet at Metropolitan Square which is 51% owned by Boston Properties, 401,279 square feet at Market Square North which is 50% owned by Boston Properties and 539,215 square feet at 901 New York Avenue which is 25% owned by Boston Properties.

Boston Properties, Inc.

Third Quarter 2005

In-Service Property Listing

as of September 30, 2005

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Boston
Office
800 Boylston Street-The Prudential Center	CBD Boston MA	1	1,182,548	97.3%	$38.14	Y	CBD
111 Huntington Avenue-The Prudential Center	CBD Boston MA	1	853,686	99.0%	49.41	N	CBD
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	505,939	89.0%	33.63	Y	CBD
The Shops at the Prudential Center	CBD Boston MA	1	518,940	90.1%	62.12	Y (1)	CBD
Shaws Supermarket at the Prudential Center	CBD Boston MA	1	57,235	100.0%	44.79	N	CBD
265 Franklin Street (35% ownership)	CBD Boston MA	1	344,587	85.6%	50.25	Y	CBD
One Cambridge Center	East Cambridge MA	1	215,385	68.8%	36.07	N	CBD
Three Cambridge Center	East Cambridge MA	1	108,152	84.6%	27.37	N	CBD
Eight Cambridge Center	East Cambridge MA	1	177,226	100.0%	31.63	Y	CBD
Ten Cambridge Center	East Cambridge MA	1	152,664	100.0%	34.98	Y	CBD
Eleven Cambridge Center	East Cambridge MA	1	79,616	100.0%	42.39	N	CBD
University Place	Mid-Cambridge MA	1	196,007	99.6%	35.79	Y	CBD
Reservoir Place	Route 128 Mass Turnpike MA	1	527,943	73.7%	28.26	Y	S
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	63.7%	25.26	N	S
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	29.26	Y	S
Waltham Office Center	Route 128 Mass Turnpike MA	3	129,041	85.7%	25.20	N	S
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	46.65	N	S
200 West Street	Route 128 Mass Turnpike MA	1	248,048	100.0%	35.62	N	S
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,789	93.8%	31.24	N	S
10 & 20 Burlington Mall Road	Route 128 Northwest MA	2	153,048	88.4%	20.23	Y	S
Bedford Business Park	Route 128 Northwest MA	1	90,000	16.3%	19.54	Y	S
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	29.45	N	S
91 Hartwell Avenue	Route 128 Northwest MA	1	121,424	100.0%	31.22	Y	S
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	51.54	N	S
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	20.29	N	S
33 Hayden Avenue	Route 128 Northwest MA	1	80,128	100.0%	28.07	N	S
Lexington Office Park	Route 128 Northwest MA	2	164,565	96.9%	22.97	N	S
191 Spring Street	Route 128 Northwest MA	1	162,700	100.0%	27.69	Y	S
181 Spring Street	Route 128 Northwest MA	1	53,595	59.0%	30.96	N	S
201 Spring Street	Route 128 Northwest MA	1	102,500	100.0%	35.29	N	S
40 Shattuck Road	Route 128 Northwest MA	1	120,000	95.6%	26.51	N	S
Quorum Office Park	Route 128 Northwest MA	2	259,918	100.0%	21.69	N	S
Newport Office Park	Route 128 South MA	1	170,013	100.0%	22.15	N	S

		40	7,755,620	92.1%	$36.71

Office/Technical
Fourteen Cambridge Center	East Cambridge MA	1	67,362	100.0%	22.00	N	CBD
Bedford Business Park	Route 128 Northwest MA	2	383,704	100.0%	16.01	Y	S
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	14.00	N	S
164 Lexington Road	Route 128 Northwest MA	1	64,140	100.0%	11.32	N	S

		5	545,206	100.0%	$16.09

Industrial
40-46 Harvard Street	Route 128 Southwest MA	1	152,009	0.0%	—	N	S

Total Greater Boston:		46	8,452,835	91.0%	$35.25

Boston Properties, Inc.

Third Quarter 2005

In-Service Property Listing (continued)

as of September 30, 2005

		Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Washington, DC
Office
(2)	Capital Gallery	Southwest Washington DC	1	301,879	100.0%	$39.82	Y	CBD
	500 E Street, S. W.	Southwest Washington DC	1	246,057	100.0%	34.61	N	CBD
	Metropolitan Square (51% ownership)	East End Washington DC	1	586,482	98.0%	42.04	Y	CBD
	1301 New York Avenue	East End Washington DC	1	188,358	100.0%	30.72	Y	CBD
	Market Square North (50% ownership)	East End Washington DC	1	401,279	98.4%	49.23	Y	CBD
(2)	901 New York Avenue (25% ownership)	CBD Washington DC	1	539,215	96.3%	43.78	Y	CBD
	1333 New Hampshire Avenue	CBD Washington DC	1	315,371	100.0%	42.11	N	CBD
	1330 Connecticut Avenue	CBD Washington DC	1	252,136	100.0%	48.75	Y	CBD
	Sumner Square	CBD Washington DC	1	207,620	100.0%	38.16	Y	CBD
	Democracy Center	Montgomery County MD	3	682,827	85.0%	32.49	Y	S
	Montvale Center	Montgomery County MD	1	120,971	77.2%	25.79	Y	S
	2600 Tower Oaks Boulevard	Montgomery County MD	1	178,887	100.0%	36.41	N	S
	Orbital Sciences 1,2&3	Loudoun County	3	337,228	100.0%	25.07	N	S
	One Freedom Square	Fairfax County VA	1	414,075	99.2%	33.24	Y	S
	Two Freedom Square	Fairfax County VA	1	421,676	100.0%	36.96	N	S
	One Reston Overlook	Fairfax County VA	1	312,685	100.0%	25.25	N	S
	Two Reston Overlook	Fairfax County VA	1	133,207	100.0%	29.45	N	S
	One and Two Discovery Square	Fairfax County VA	2	367,018	100.0%	37.10	N	S
	New Dominion Technology Park - Building One	Fairfax County VA	1	235,201	100.0%	31.84	Y	S
(2)	New Dominion Technology Park - Building Two	Fairfax County VA	1	257,400	100.0%	37.00	Y	S
	Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	30.25	Y	S
	12300 Sunrise Valley	Fairfax County VA	1	255,244	100.0%	33.14	N	S
	12310 Sunrise Valley	Fairfax County VA	1	263,870	100.0%	31.65	N	S

			29	7,279,732	97.6%	$36.41

Office/Technical
	Broad Run Business Park	Loudoun County	1	128,646	73.7%	20.38	N	S
	7435 Boston Boulevard	Fairfax County VA	1	103,557	100.0%	18.26	N	S
	7451 Boston Boulevard	Fairfax County VA	1	47,001	100.0%	20.37	N	S
	7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	20.52	N	S
	7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	15.31	N	S
	8000 Grainger Court	Fairfax County VA	1	88,775	100.0%	16.38	N	S
	7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	14.92	N	S
	7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	23.74	N	S
	7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.27	N	S
	7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	19.42	N	S
	8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	15.81	N	S
	7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	24.00	N	S

			12	858,583	96.1%	$18.17

		Total Greater Washington:	41	8,138,315	97.5%	$34.51

Boston Properties, Inc.

Third Quarter 2005

In-Service Property Listing (continued)

as of September 30, 2005

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Midtown Manhattan
Office
599 Lexington Avenue	Park Avenue NY	1	1,016,218	100.0%	$66.81	Y (3)	CBD
280 Park Avenue	Park Avenue NY	1	1,176,708	99.7%	59.44	Y	CBD
Citigroup Center	Park Avenue NY	1	1,569,022	95.1%	63.50	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,683,524	100.0%	73.20	N	CBD
(2) Times Square Tower	Times Square NY	1	1,238,708	91.4%	59.35	Y	CBD
5 Times Square	Times Square NY	1	1,101,779	100.0%	53.91	N	CBD

	Total Midtown Manhattan:	6	7,785,959	97.6%	$63.46

Princeton/East Brunswick, NJ
Office
101 Carnegie Center	Princeton NJ	1	123,659	100.0%	$25.23	Y	S
104 Carnegie Center	Princeton NJ	1	102,830	51.5%	31.27	N	S
105 Carnegie Center	Princeton NJ	1	70,029	71.5%	28.18	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	26.25	N	S
202 Carnegie Center	Princeton NJ	1	128,705	68.8%	29.36	Y	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	29.87	Y	S
210 Carnegie Center	Princeton NJ	1	161,776	74.5%	30.50	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	27.08	N	S
212 Carnegie Center	Princeton NJ	1	149,398	98.5%	33.14	N	S
214 Carnegie Center	Princeton NJ	1	150,774	80.4%	30.50	Y	S
302 Carnegie Center	Princeton NJ	1	64,726	100.0%	33.37	N	S
502 Carnegie Center	Princeton NJ	1	116,374	93.8%	33.64	N	S
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	30.24	Y	S
506 Carnegie Center	Princeton NJ	1	136,213	100.0%	33.95	Y	S
508 Carnegie Center	Princeton NJ	1	131,085	100.0%	28.97	Y	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	29.35	Y	S
One Tower Center	East Brunswick NJ	1	412,222	71.1%	35.95	N	S

	Total Princeton/East Brunswick, NJ:	16	2,319,229	86.7%	$31.18

Greater San Francisco
Office
Embarcadero Center One	CBD San Francisco CA	1	824,700	89.5%	$42.16	Y	CBD
Embarcadero Center Two	CBD San Francisco CA	1	769,949	84.1%	44.99	Y	CBD
Embarcadero Center Three	CBD San Francisco CA	1	765,040	83.7%	38.10	Y	CBD
Embarcadero Center Four	CBD San Francisco CA	1	935,461	95.5%	60.90	Y	CBD
West Tower	CBD San Francisco CA	1	474,523	85.1%	41.19	Y	CBD
611 Gateway	South San Francisco CA	1	256,302	100.0%	28.52	N	S
601 and 651 Gateway	South San Francisco CA	2	506,412	62.0%	29.97	Y	S

	Total Greater San Francisco:	8	4,532,387	85.9%	$44.28

	Total In-Service Properties:	117	31,228,725	93.3%	$43.33

(1)	93,797 square feet of space is unencumbered.
(2)	Not included in same property analysis.
(3)	The mortgage loan secured by 599 Lexington Avenue was refinanced through a secured draw on the Company’s revolving line of credit facility which facility expires on October 30, 2007.

Boston Properties, Inc.

Third Quarter 2005

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED

	Tenant	Sq. Ft.		% of Portfolio
1	US Government	1,676,747	(1)	5.37%
2	Citibank NA	1,218,336		3.90%
3	Ernst & Young	1,064,939		3.41%
4	Shearman & Sterling	585,808		1.88%
5	Lockheed Martin	568,297		1.82%
6	Procter & Gamble	484,051		1.55%
7	Lehman Brothers	436,723		1.40%
8	Parametric Technology	380,987		1.22%
9	Genentech	374,171		1.20%
10	Washington Group International	365,245		1.17%
11	Kirkland & Ellis	364,759	(2)	1.17%
12	Finnegan Henderson Farabow	349,146	(3)	1.12%
13	Deutsche Bank Trust	344,886		1.10%
14	O’Melveny & Myers	344,013		1.10%
15	Orbital Sciences	337,228		1.08%
16	Northrop Grumman	330,965		1.06%
17	Ann Taylor	318,567		1.02%
18	Bingham McCutchen	291,415		0.93%
19	Akin Gump Strauss Hauer & Feld	290,132		0.93%
20	Accenture	263,878		0.84%

	Total % of Portfolio Square Feet			33.27%
	Total % of Portfolio Revenue			36.85%

Major Future Signed Deals

Tenant		Property		Sq. Ft.
DLA Piper Rudnick Gray Cary US LLP		505 9th Street		231,748 (4)
Massachusetts Institute of Technology		Seven Cambridge Center		231,028 (4)
Genentech		651 Gateway		170,778
Lockheed Martin Corporation		12290 Sunrise Valley		182,000 (4)
Smithsonian Institute		Capital Gallery Expansion		100,127

(1)	Includes 96,600 square feet of space in properties in which Boston Properties has a 51% and 50% interest.
(2)	Includes 162,169 square feet of space in a property in which Boston Properties has a 51% interest.
(3)	Includes 251,941 square feet of space in a property in which Boston Properties has a 25% interest.
(4)	Property is currently in development.

TENANT DIVERSIFICATION (GROSS RENT) *

*	The classification of the Company’s tenants is based on the U.S. Government’s North American Industry Classification System (NAICS), which has replaced the Standard Industrial Classification (SIC) system.

Boston Properties, Inc.

Third Quarter 2005

IN-SERVICE OFFICE PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2005	318,544	$12,292,062	$38.59	$12,294,365	$38.60	1.12%
2006	1,443,886	62,992,881	43.63	62,958,988	43.60	5.09%
2007	2,051,644	79,184,529	38.60	79,904,151	38.95	7.23%
2008	1,637,747	69,227,936	42.27	70,697,868	43.17	5.77%
2009	2,760,618	108,416,322	39.27	114,170,191	41.36	9.73%
2010	1,923,432	85,864,188	44.64	91,691,299	47.67	6.78%
2011	2,632,068	115,917,389	44.04	127,720,418	48.52	9.28%
2012	2,501,957	117,753,604	47.06	126,854,765	50.70	8.82%
2013	538,237	20,777,013	38.60	22,969,530	42.68	1.90%
2014	1,879,019	67,882,836	36.13	74,431,995	39.61	6.62%
Thereafter	8,996,422	429,265,706	47.72	517,515,261	57.52	31.71%

Occupancy By Location*

	CBD		Suburban		Total
Location	30-Sep-05	30-Sep-04	30-Sep-05	30-Sep-04	30-Sep-05	30-Sep-04
Midtown Manhattan	97.6%	95.5%	n/a	n/a	97.6%	95.5%
Greater Boston	93.6%	94.2%	90.2%	86.7%	92.1%	91.0%
Greater Washington	98.8%	99.9%	96.9%	96.5%	97.6%	97.8%
Greater San Francisco	88.2%	83.7%	74.7%	55.1%	85.9%	79.1%
Princeton/East Brunswick, NJ	n/a	n/a	86.7%	92.4%	86.7%	92.4%
Richmond, VA	n/a	91.0%	n/a	n/a	n/a	91.0%
Baltimore, MD	n/a	95.0%	n/a	n/a	n/a	95.0%

Total Portfolio	95.0%	93.3%	91.0%	89.6%	93.5%	92.0%

*	Includes approximately 1,300,000 square feet of retail space.

Boston Properties, Inc.

Third Quarter 2005

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2005	—	$—	$—	$—	$—	0.00%
2006	300,512	4,336,417	14.43	4,356,529	14.50	21.41%
2007	321,900	5,917,562	18.38	6,031,146	18.74	22.93%
2008	70,440	1,340,935	19.04	1,439,312	20.43	5.02%
2009	45,508	975,479	21.44	1,022,892	22.48	3.24%
2010	132,510	2,023,433	15.27	2,110,145	15.92	9.44%
2011	57,321	877,397	15.31	877,397	15.31	4.08%
2012	72,362	1,648,945	22.79	1,815,509	25.09	5.15%
2013	80,000	1,659,850	20.75	1,563,850	19.55	0.06
2014	274,821	4,899,590	17.83	5,638,541	20.52	19.58%
Thereafter	—	—	—	—	—	—

Occupancy By Location

	CBD		Suburban		Total
Location	30-Sep-05	30-Sep-04	30-Sep-05	30-Sep-04	30-Sep-05	30-Sep-04
Midtown Manhattan	n/a	n/a	n/a	n/a	n/a	n/a
Greater Boston	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Greater Washington	n/a	n/a	96.1%	96.2%	96.1%	96.2%
Greater San Francisco	n/a	n/a	n/a	n/a	n/a	n/a
Princeton/East Brunswick, NJ	n/a	n/a	n/a	n/a	n/a	n/a
Richmond, VA	n/a	n/a	n/a	n/a	n/a	n/a
Baltimore, MD	n/a	n/a	n/a	n/a	n/a	n/a

Total Portfolio	100.0%	100.0%	97.5%	97.6%	97.6%	97.7%

Boston Properties, Inc.

Third Quarter 2005

IN-SERVICE INDUSTRIAL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2005	—	$—	$—	$—	$—	—
2006	—	—	—	—	—	—
2007	—	—	—	—	—	—
2008	—	—	—	—	—	—
2009	—	—	—	—	—	—
2010	—	—	—	—	—	—
2011	—	—	—	—	—	—
2012	—	—	—	—	—	—
2013	—	—	—	—	—	—
2014	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—

Occupancy By Location

	CBD		Suburban		Total
Location	30-Sep-05	30-Sep-04	30-Sep-05	30-Sep-04	30-Sep-05	30-Sep-04
Midtown Manhattan	n/a	n/a	n/a	n/a	n/a	n/a
Greater Boston	n/a	n/a	0.0%	0.0%	0.0%	0.0%
Greater Washington	n/a	n/a	n/a	n/a	n/a	n/a
Greater San Francisco	n/a	n/a	n/a	100.0%	n/a	100.0%
Princeton/East Brunswick, NJ	n/a	n/a	n/a	n/a	n/a	n/a
Richmond, VA	n/a	n/a	n/a	n/a	n/a	n/a
Baltimore, MD	n/a	n/a	n/a	n/a	n/a	n/a

Total Portfolio	n/a	n/a	0.0%	20.8%	0.0%	20.8%

Boston Properties, Inc.

Third Quarter 2005

IN-SERVICE RETAIL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.		Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.		Percentage of Total Square Feet
2005	14,066	$1,438,582	$102.27	(1)	$1,499,278	$106.59	(1)	1.11%
2006	60,884	4,221,431	69.34		4,063,471	66.74		4.82%
2007	33,607	2,062,743	61.38		2,111,512	62.83		2.66%
2008	64,825	3,403,754	52.51		3,464,188	53.44		5.13%
2009	67,028	3,273,970	48.84		3,380,989	50.44		5.31%
2010	102,941	3,600,272	34.97		3,930,144	38.18		8.15%
2011	57,300	3,492,637	60.95		3,922,995	68.46		4.54%
2012	101,697	5,040,267	49.56		5,526,732	54.35		8.05%
2013	61,386	5,374,651	87.55		5,926,634	96.55		4.86%
2014	63,915	4,576,065	71.60		5,267,369	82.41		5.06%
Thereafter	635,078	34,551,338	54.40		41,975,208	66.09		50.29%

(1)	Excluding kiosks with zero square feet at the Prudential Center, current and future expiring rents would be $45.76 and $45.76 in 2005.

Boston Properties, Inc.

Third Quarter 2005

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2005	332,610	$13,730,644	$41.28	$13,793,642	$41.47	1.1%
2006	1,805,282	71,550,730	39.63	71,378,988	39.54	5.8%
2007	2,407,151	87,164,834	36.21	88,046,809	36.58	7.7%
2008	1,773,012	73,972,625	41.72	75,601,368	42.64	5.7%
2009	2,873,154	112,665,771	39.21	118,574,072	41.27	9.2%
2010	2,158,883	91,487,892	42.38	97,731,589	45.27	6.9%
2011	2,746,689	120,287,424	43.79	132,520,810	48.25	8.8%
2012	2,676,016	124,442,815	46.50	134,197,006	50.15	8.6%
2013	679,623	27,811,514	40.92	30,460,014	44.82	2.2%
2014	2,217,755	77,358,490	34.88	85,337,905	38.48	7.1%
Thereafter	9,631,500	463,817,043	48.16	559,490,469	58.09	30.8%

Occupancy By Location

	CBD		Suburban		Total
Location	30-Sep-05	30-Sep-04	30-Sep-05	30-Sep-04	30-Sep-05	30-Sep-04
Midtown Manhattan	97.6%	95.5%	n/a	n/a	97.6%	95.5%
Greater Boston	93.7%	94.3%	88.0%	85.0%	91.0%	89.9%
Greater Washington	98.8%	99.9%	96.7%	96.5%	97.5%	97.6%
Greater San Francisco	88.2%	83.7%	74.7%	57.4%	85.9%	79.3%
Princeton/East Brunswick, NJ	n/a	n/a	86.7%	92.4%	86.7%	92.4%
Richmond, VA	n/a	91.0%	n/a	n/a	n/a	91.0%
Baltimore, MD	n/a	95.0%	n/a	n/a	n/a	95.0%

Total Portfolio	95.0%	93.3%	90.6%	89.4%	93.3%	91.8%

Boston Properties, Inc.

Third Quarter 2005

IN-SERVICE GREATER BOSTON PROPERTIES

Lease Expirations - Greater Boston

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	204,407	$8,093,729	$39.60	$8,093,729	$39.60	—	$—	$—	$—	$—
2006	417,999	13,711,905	32.80	13,589,565	32.51	253,704	3,515,158	13.86	3,515,158	13.86
2007	584,373	20,007,646	34.24	20,238,434	34.63	144,140	2,112,990	14.66	2,207,130	15.31
2008	602,167	18,517,345	30.75	18,750,874	31.14	—	—	—	—	—
2009	1,264,287	44,409,424	35.13	46,778,093	37.00	—	—	—	—	—
2010	390,470	12,064,484	30.90	12,812,936	32.81	—	—	—	—	—
2011	973,205	36,888,802	37.90	41,187,343	42.32	—	—	—	—	—
2012	671,145	24,538,612	36.56	26,302,111	39.19	72,362	1,648,945	22.79	1,815,509	25.09
2013	262,145	11,734,726	44.76	12,817,578	48.89	80,000	1,659,850	20.75	1,563,850	19.55
2014	480,548	16,391,654	34.11	17,700,066	36.83	—	—	—	—	—
Thereafter	600,893	19,832,835	33.01	25,335,163	42.16	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	—	$—	$—	$—	$—	9,305	$1,218,516	$130.95	$1,279,212	$137.48	(1)
2006	—	—	—	—	—	28,068	2,616,128	93.21	2,454,128	87.44	(1)
2007	—	—	—	—	—	4,738	577,390	121.86	577,390	121.86
2008	—	—	—	—	—	5,467	573,226	104.85	555,226	101.56
2009	—	—	—	—	—	12,789	1,187,820	92.88	1,203,932	94.14
2010	—	—	—	—	—	41,531	787,101	18.95	787,101	18.95
2011	—	—	—	—	—	14,479	948,883	65.54	989,913	68.37
2012	—	—	—	—	—	52,949	2,051,894	38.75	2,096,098	39.59
2013	—	—	—	—	—	23,705	2,875,611	121.31	3,023,200	127.53
2014	—	—	—	—	—	19,902	2,075,218	104.27	2,234,762	112.29
Thereafter	—	—	—	—	—	430,988	19,712,685	45.74	22,207,668	51.53

(1)	Excluding kiosks with zero square feet at the Prudential Center, current and future expiring rents would be $47.33 and $47.33 in 2005 and $51.30 and $48.95 in 2006.

Boston Properties, Inc.

Third Quarter 2005

IN-SERVICE GREATER BOSTON PROPERTIES

Quarterly Lease Expirations - Greater Boston

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2005	—	—	—	—	—	—	—	—	—	—
Q3 2005	—	—	—	—	—	—	—	—	—	—
Q4 2005	204,407	8,093,729	39.60	8,093,729	39.60	—	—	—	—	—

Total 2005	204,407	$8,093,729	$39.60	$8,093,729	$39.60	—	—	—	—	—

Q1 2006	13,116	$278,649	$21.24	$278,649	$21.24	—	$—	$—	$—	$—
Q2 2006	97,906	4,076,934	41.64	4,076,934	41.64	—	—	—	—	—
Q3 2006	177,737	5,214,382	29.34	5,214,382	29.34	253,704	3,515,158	13.86	3,515,158	13.86
Q4 2006	129,240	4,141,940	32.05	4,019,600	31.10	—	—	—	—	—

Total 2006	417,999	$13,711,905	$32.80	$13,589,565	$32.51	253,704	3,515,158	13.86	3,515,158	13.86

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2005	—	—	—	—	—	—	—	—	—	—
Q3 2005	—	—	—	—	—	—	—	—	—	—
Q4 2005	—	—	—	—	—	9,305	1,218,516	130.95	1,279,212	137.48

Total 2005	—	—	$—	$—	$—	9,305	$1,218,516	$130.95	$1,279,212	$137.48	(1)

Q1 2006	—	$—	$—	—	$—	11,698	$1,015,622	$86.82	$964,622	$82.46
Q2 2006	—	—	—	—	—	5,597	952,497	170.18	853,497	152.49
Q3 2006	—	—	—	—	—	—	223,008	N/A	211,008	N/A
Q4 2006	—	—	—	—	—	10,769	425,001	39.47	425,001	39.47

Total 2006	—	$—	$—	$—	$—	28,068	$2,616,128	$93.21	$2,454,128	$87.44	(1)

(1)	Excluding kiosks with zero square feet at the Prudential Center, current and future expiring rents would be $47.33 and $47.33 in 2005 and $51.30 and $48.95 in 2006.

Boston Properties, Inc.

Third Quarter 2005

IN-SERVICE GREATER WASHINGTON PROPERTIES

Lease Expirations - Greater Washington

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	76,729	$2,765,097	$36.04	$2,767,400	$36.07	—	$—	$—	$—	$—
2006	199,289	6,177,680	31.00	6,199,953	31.11	46,808	821,259	17.55	841,371	17.97
2007	371,514	12,940,477	34.83	13,085,409	35.22	177,760	3,804,572	21.40	3,824,016	21.51
2008	221,657	7,517,933	33.92	7,987,732	36.04	70,440	1,340,935	19.04	1,439,312	20.43
2009	868,211	34,144,682	39.33	36,070,119	41.55	45,508	975,479	21.44	1,022,892	22.48
2010	699,602	27,877,710	39.85	31,358,909	44.82	132,510	2,023,433	15.27	2,110,145	15.92
2011	734,010	24,909,785	33.94	28,316,352	38.58	57,321	877,397	15.31	877,397	15.31
2012	717,063	26,484,048	36.93	30,766,865	42.91	—	—	—	—	—
2013	59,801	1,677,562	28.05	2,001,579	33.47	—	—	—	—	—
2014	426,889	15,794,984	37.00	17,598,147	41.22	274,821	4,899,590	17.83	5,638,541	20.52
Thereafter	2,590,850	94,026,407	36.29	109,626,196	42.31	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
2006	—	—	—	—	—	11,356	400,884	35.30	400,884	35.30
2007	—	—	—	—	—	12,610	381,068	30.22	392,096	31.09
2008	—	—	—	—	—	18,152	765,774	42.19	796,861	43.90
2009	—	—	—	—	—	23,554	727,815	30.90	789,146	33.50
2010	—	—	—	—	—	18,994	694,345	36.56	787,693	41.47
2011	—	—	—	—	—	11,221	479,297	42.71	534,623	47.64
2012	—	—	—	—	—	7,519	166,948	22.20	192,976	25.67
2013	—	—	—	—	—	13,377	610,377	45.63	727,884	54.41
2014	—	—	—	—	—	20,753	526,912	25.39	634,769	30.59
Thereafter	—	—	—	—	—	42,030	1,348,696	32.09	2,025,105	48.18

Boston Properties, Inc.

Third Quarter 2005

IN-SERVICE GREATER WASHINGTON PROPERTIES

Quarterly Lease Expirations - Greater Washington

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2005	—	—	—	—	—	—	—	—	—	—
Q3 2005	—	—	—	—	—	—	—	—	—	—
Q4 2005	76,729	2,765,097	36.04	2,767,400	36.07	—	—	—	—	—

Total 2005	76,729	$2,765,097	$36.04	$2,767,400	$36.07	—	$—	$—	$—	$—

Q1 2006	39,225	$1,293,000	$32.96	$1,294,519	$33.00	—	$—	$—	$—	$—
Q2 2006	19,236	671,711	34.92	671,711	34.92	—	—	—	—	—
Q3 2006	124,021	3,798,594	30.63	3,804,507	30.68	33,400	579,671	17.36	579,671	17.36
Q4 2006	16,807	414,375	24.65	429,215	25.54	13,408	241,588	18.02	261,700	19.52

Total 2006	199,289	$6,177,680	$31.00	$6,199,953	$31.11	46,808	$821,259	$17.55	$841,371	$17.97

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2005	—	—	—	—	—	—	—	—	—	—
Q3 2005	—	—	—	—	—	—	—	—	—	—
Q4 2005	—	—	—	—	—	—	—	—	—	—

Total 2005	—	$—	$—	—	$—	—	—	$—	—	$—

Q1 2006	—	$—	$—	$—	$—	4,241	$106,025	$25.00	$106,025	$25.00
Q2 2006	—	—	—	—	—	4,238	182,093	42.97	182,093	42.97
Q3 2006	—	—	—	—	—	2,869	112,726	39.29	112,726	39.29
Q4 2006	—	—	—	—	—	8	40	5.00	40	5.00

Total 2006	—	$—	$—	$—	$—	11,356	$400,884	$35.30	400,884	$35.30

Boston Properties, Inc.

Third Quarter 2005

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Lease Expirations - Greater San Francisco

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	26,727	$1,059,776	$39.65	$1,059,776	$39.65	—	$—	$—	$—	$—
2006	590,144	28,379,429	48.09	28,445,603	48.20	—	—	—	—	—
2007	415,593	19,648,084	47.28	19,768,679	47.57	—	—	—	—	—
2008	286,956	10,956,868	38.18	11,107,300	38.71	—	—	—	—	—
2009	181,134	8,889,355	49.08	9,060,174	50.02	—	—	—	—	—
2010	275,615	14,778,404	53.62	15,659,926	56.82	—	—	—	—	—
2011	216,297	18,881,755	87.30	19,082,929	88.23	—	—	—	—	—
2012	122,574	5,129,636	41.85	5,615,651	45.81	—	—	—	—	—
2013	113,211	4,090,602	36.13	4,542,141	40.12	—	—	—	—	—
2014	493,734	15,868,436	32.14	17,558,599	35.56	—	—	—	—	—
Thereafter	1,141,478	39,990,406	35.03	48,725,605	42.69	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	—	$—	$—	$—	$—	4,350	$164,375	$37.79	$164,375	$37.79
2006	—	—	—	—	—	8,416	667,757	79.34	671,797	79.82
2007	—	—	—	—	—	16,259	1,104,284	67.92	1,142,026	70.24
2008	—	—	—	—	—	39,524	1,999,906	50.60	2,043,476	51.70
2009	—	—	—	—	—	30,685	1,358,334	44.27	1,387,911	45.23
2010	—	—	—	—	—	37,386	1,741,203	46.57	1,927,728	51.56
2011	—	—	—	—	—	15,125	551,768	36.48	648,039	42.85
2012	—	—	—	—	—	35,590	2,135,027	59.99	2,407,697	67.65
2013	—	—	—	—	—	8,408	579,823	68.96	627,686	74.65
2014	—	—	—	—	—	10,317	629,499	61.02	713,079	69.12
Thereafter	—	—	—	—	—	33,220	1,558,280	46.91	1,793,348	53.98

Boston Properties, Inc.

Third Quarter 2005

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Quarterly Lease Expirations - Greater San Francisco

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2005	—	—	—	—	—	—	—	—	—	—
Q3 2005	—	—	—	—	—	—	—	—	—	—
Q4 2005	26,727	1,059,776	39.65	1,059,776	39.65	—	—	—	—	—

Total 2005	26,727	$1,059,776	$39.65	$1,059,776	$39.65	—	—	—	—	—

Q1 2006	182,368	$6,345,811	$34.80	$6,365,530	$34.90	—	$—	$—	$—	$—
Q2 2006	92,889	7,323,642	78.84	7,323,642	78.84	—	—	—	—	—
Q3 2006	121,244	5,107,054	42.12	5,136,234	42.36	—	—	—	—	—
Q4 2006	193,643	9,602,922	49.59	9,620,197	49.68	—	—	—	—	—

Total 2006	590,144	$28,379,429	$48.09	$28,445,603	$48.20	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2005	—	—	—	—	—	—	—	—	—	—
Q3 2005	—	—	—	—	—	—	—	—	—	—
Q4 2005	—	—	—	—	—	4,350	164,375	37.79	164,375	37.79

Total 2005	—	$—	$—	$—	$—	4,350	$164,375	$37.79	$164,375	$37.79

Q1 2006	—	$—	$—	$—	$—	3,194	$371,501	$116.31	$371,501	116.31
Q2 2006	—	—	—	—	—	987	60,039	60.83	60,039	60.83
Q3 2006	—	—	—	—	—	1,314	122,685	93.37	126,725	96.44
Q4 2006	—	—	—	—	—	2,921	113,533	38.87	113,533	38.87

Total 2006	—	—	—	—	—	8,416	$667,757	$79.34	$671,797	$79.82

Boston Properties, Inc.

Third Quarter 2005

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Lease Expirations - Midtown Manhattan

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
2006	188,825	13,020,123	68.95	13,020,123	68.95	—	—	—	—	—
2007	155,097	10,105,815	65.16	10,126,168	65.29	—	—	—	—	—
2008	490,877	31,152,829	63.46	31,723,435	64.63	—	—	—	—	—
2009	179,967	12,147,284	67.50	12,964,707	72.04	—	—	—	—	—
2010	332,903	23,643,137	71.02	24,020,187	72.15	—	—	—	—	—
2011	430,510	26,158,983	60.76	29,562,310	68.67	—	—	—	—	—
2012	985,675	61,418,054	62.31	63,977,259	64.91	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
2014	193,274	11,358,463	58.77	12,244,940	63.36	—	—	—	—	—
Thereafter	4,439,698	270,029,722	60.82	326,700,967	73.59	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	—	$—	$—	$—	$—	411	$55,691	$135.50	$55,691	$135.50
2006	—	—	—	—	—	13,044	536,662	41.14	536,662	41.14
2007	—	—	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	1,682	64,848	38.55	68,625	40.80
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	5,030	377,623	75.07	427,623	85.01
2011	—	—	—	—	—	16,475	1,512,690	91.82	1,750,419	106.25
2012	—	—	—	—	—	5,639	686,398	121.72	829,961	147.18
2013	—	—	—	—	—	15,896	1,308,840	82.34	1,547,864	97.37
2014	—	—	—	—	—	12,943	1,344,436	103.87	1,684,759	130.17
Thereafter	—	—	—	—	—	128,840	11,931,676	92.61	15,949,087	123.79

Boston Properties, Inc.

Third Quarter 2005

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Quarterly Lease Expirations - Midtown Manhattan

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2005	—	—	—	—	—	—	—	—	—	—
Q3 2005	—	—	—	—	—	—	—	—	—	—
Q4 2005	—	—	—	—	—	—	—	—	—	—

Total 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—

Q1 2006	21,395	$1,706,139	$79.74	$1,706,139	$79.74	—	$—	$—	—	$—
Q2 2006	—	—	—	—	—	—	—	—	—	—
Q3 2006	30,100	1,996,452	66.33	1,996,452	66.33	—	—	—	—	—
Q4 2006	137,330	9,317,532	67.85	9,317,532	67.85	—	—	—	—	—

Total 2006	188,825	$13,020,123	$68.95	$13,020,123	$68.95	—	$—	$—	$—	$—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2005	—	—	—	—	—	—	—	—	—	—
Q3 2005	—	—	—	—	—	—	—	—	—	—
Q4 2005	—	—	—	—	—	411	55,691	135.50	55,691	135.50

Total 2005	—	$—	$—	$—	$—	411	$55,691	$135.50	$55,691	$135.50

Q1 2006	—	$—	$—	—	$—	—	$—	$—	$—	—
Q2 2006	—	—	—	—	—	350	25,852	73.86	25,852	$73.86
Q3 2006	—	—	—	—	—	—	—	—	—	—
Q4 2006	—	—	—	—	—	12,694	510,809	40.24	510,809	40.24

Total 2006	—	$—	$—	$—	$—	13,044	$536,662	$41.14	$536,662	$41.14

Boston Properties, Inc.

Third Quarter 2005

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Lease Expirations - Princeton/East Brunswick

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	10,681	$373,460	$34.96	$373,460	$34.96	—	$—	$—	$—	$—
2006	47,629	1,703,744	35.77	1,703,744	35.77	—	—	—	—	—
2007	525,067	16,482,508	31.39	16,685,462	31.78	—	—	—	—	—
2008	36,090	1,082,961	30.01	1,128,527	31.27	—	—	—	—	—
2009	267,019	8,825,577	33.05	9,297,099	34.82	—	—	—	—	—
2010	224,842	7,500,452	33.36	7,839,341	34.87	—	—	—	—	—
2011	278,046	9,078,064	32.65	9,571,484	34.42	—	—	—	—	—
2012	5,500	183,254	33.32	192,879	35.07	—	—	—	—	—
2013	103,080	3,274,123	31.76	3,608,233	35.00	—	—	—	—	—
2014	284,574	8,469,300	29.76	9,330,243	32.79	—	—	—	—	—
Thereafter	223,503	5,386,336	24.10	7,127,330	31.89	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
2006	—	—	—	—	—	—	—	—	—	—
2007	—	—	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—

Boston Properties, Inc.

Third Quarter 2005

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Quarterly Lease Expirations - Princeton/East Brunswick

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2005	—	—	—	—	—	—	—	—	—	—
Q3 2005	—	—	—	—	—	—	—	—	—	—
Q4 2005	10,681	373,460	34.96	373,460	34.96	—	—	—	—	—

Total 2005	10,681	$373,460	$34.96	$373,460	$34.96	—	$—	$—	$—	$—

Q1 2006	2,146	$90,411	$42.13	$90,411	$42.13	—	$—	$—	$—	$—
Q2 2006	28,238	1,038,006	36.76	1,038,006	36.76	—	—	—	—	—
Q3 2006	4,251	165,750	38.99	165,750	38.99	—	—	—	—	—
Q4 2006	12,994	409,578	31.52	409,578	31.52	—	—	—	—	—

Total 2006	47,629	$1,703,744	$35.77	$1,703,744	$35.77	—	$—	$—	$—	$—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2005	—	—	—	—	—	—	—	—	—	—
Q3 2005	—	—	—	—	—	—	—	—	—	—
Q4 2005	—	—	—	—	—	—	—	—	—	—

Total 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—

Q1 2006	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2006	—	—	—	—	—	—	—	—	—	—
Q3 2006	—	—	—	—	—	—	—	—	—	—
Q4 2006	—	—	—	—	—	—	—	—	—	—

Total 2006	—	$—	$—	$—	$—	—	$—	$—	$—	$—

Boston Properties, Inc.

Third Quarter 2005

CBD PROPERTIES

Lease Expirations

	Greater Boston							Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases		Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups		Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	166,558	$7,995,534	(1)	$48.00	$8,056,230	(1)	$48.37	22,098	$830,771	$37.59	$830,771	$37.59
2006	179,699	$8,534,761	(2)	47.49	$8,543,027	(2)	47.54	21,152	785,422	37.13	790,610	37.38
2007	145,649	$7,221,045		49.58	$7,253,750		49.80	275,734	9,739,187	35.32	9,799,869	35.54
2008	192,913	$7,070,093		36.65	$7,140,193		37.01	40,973	1,730,436	42.23	1,818,969	44.39
2009	808,336	$30,236,621		37.41	$31,976,013		39.56	837,778	33,177,390	39.60	35,009,105	41.79
2010	176,617	$6,051,299		34.26	$6,357,951		36.00	454,465	19,281,889	42.43	21,361,289	47.00
2011	491,470	$25,717,789		52.33	$28,922,991		58.85	196,512	8,558,806	43.55	9,654,905	49.13
2012	321,986	$14,470,430		44.94	$15,414,262		47.87	86,086	3,671,342	42.65	3,692,908	42.90
2013	285,850	$14,610,337		51.11	$15,840,779		55.42	1,702	94,199	55.35	112,525	66.11
2014	449,687	$17,213,244		38.28	$18,506,981		41.16	63,796	3,062,416	48.00	3,802,176	59.60
Thereafter	854,510	$36,164,735		42.32	$42,580,200		49.83	989,054	44,874,881	45.37	55,739,124	56.36

	New York							San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases		Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups		Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	411	$55,691		$135.50	$55,691		$135.50	23,128	$1,022,256	$44.20	$1,022,256	$44.20
2006	201,869	13,556,784		67.16	13,556,784		67.16	561,991	26,665,987	47.45	26,727,926	47.56
2007	155,097	10,105,815		65.16	10,126,168		65.29	401,881	20,061,775	49.92	20,146,416	50.13
2008	492,559	31,217,677		63.38	31,792,061		64.54	284,728	11,919,345	41.86	12,077,320	42.42
2009	179,967	12,147,284		67.50	12,964,707		72.04	204,064	10,076,207	49.38	10,264,794	50.30
2010	337,933	24,020,760		71.08	24,447,810		72.35	301,969	16,245,281	53.80	17,273,207	57.20
2011	446,985	27,671,673		61.91	31,312,730		70.05	231,422	19,433,523	83.97	19,730,968	85.26
2012	991,314	62,104,452		62.65	64,807,220		65.38	152,424	7,144,123	46.87	7,887,600	51.75
2013	15,896	1,308,840		82.34	1,547,864		97.37	121,619	4,670,425	38.40	5,169,827	42.51
2014	206,217	12,702,899		61.60	13,929,699		67.55	247,749	9,186,954	37.08	9,822,717	39.65
Thereafter	4,568,538	281,961,398		61.72	342,650,054		75.00	880,409	33,635,447	38.20	40,198,904	45.66

	Princeton/East Brunswick							Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases		Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups		Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	—	$—		$—	$—		$—	—	$—	$—	$—	$—
2006	—	—		—	—		—	—	—	—	—	—
2007	—	—		—	—		—	—	—	—	—	—
2008	—	—		—	—		—	—	—	—	—	—
2009	—	—		—	—		—	—	—	—	—	—
2010	—	—		—	—		—	—	—	—	—	—
2011	—	—		—	—		—	—	—	—	—	—
2012	—	—		—	—		—	—	—	—	—	—
2013	—	—		—	—		—	—	—	—	—	—
2014	—	—		—	—		—	—	—	—	—	—
Thereafter	—	—		—	—		—	—	—	—	—	—

(1)	Includes 9,305 square feet of retail space and kiosks. Excluding this space, current rent on expiring leases is $43.10 and rent on expiring leases with future step-up is $43.10 per square foot in 2005.
(2)	Includes 28,068 square feet of retail space and kiosks. Excluding this space, current rent on expiring leases is $39.03 and rent on expiring leases with future step-up is $40.16 per square foot in 2006.

Boston Properties, Inc.

Third Quarter 2005

SUBURBAN PROPERTIES

Lease Expirations

	Greater Boston					Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	47,154	$1,316,711	$27.92	$1,316,711	$27.92	51,406	$1,815,593	$35.32	$1,815,593	$35.32
2006	520,072	11,308,430	21.74	11,015,825	21.18	230,829	6,416,285	27.80	6,451,962	27.95
2007	587,602	15,476,981	26.34	15,769,205	26.84	286,150	7,386,930	25.81	7,501,651	26.22
2008	414,721	12,020,478	28.98	12,165,907	29.34	269,276	7,894,206	29.32	8,404,937	31.21
2009	468,740	15,360,624	32.77	16,006,012	34.15	85,807	2,136,915	24.90	2,294,570	26.74
2010	255,384	6,800,285	26.63	7,242,085	28.36	393,416	11,187,066	28.44	12,759,315	32.43
2011	496,214	12,119,897	24.42	13,254,266	26.71	606,040	17,707,672	29.22	20,073,467	33.12
2012	474,470	13,769,020	29.02	14,799,456	31.19	638,496	22,979,654	35.99	27,266,934	42.70
2013	80,000	1,659,850	20.75	1,563,850	19.55	71,476	2,193,740	30.69	2,616,938	36.61
2014	50,763	1,253,627	24.70	1,427,847	28.13	658,667	18,159,069	27.57	20,069,281	30.47
Thereafter	177,371	3,380,785	19.06	4,962,630	27.98	1,643,826	50,500,222	30.72	55,912,177	34.01

	New York					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	—	$—	$—	$—	$—	7,949	$201,895	$25.40	$201,895	$25.40
2006	—	—	—	—	—	36,569	2,381,199	65.12	2,389,473	65.34
2007	—	—	—	—	—	29,971	690,594	23.04	764,289	25.50
2008	—	—	—	—	—	41,752	1,037,430	24.85	1,073,455	25.71
2009	—	—	—	—	—	7,755	171,482	22.11	183,291	23.64
2010	—	—	—	—	—	11,032	274,326	24.87	314,448	28.50
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	5,740	120,540	21.00	135,748	23.65
2013	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	256,302	7,310,981	28.52	8,448,961	32.96
Thereafter	—	—	—	—	—	294,289	7,913,240	26.89	10,320,048	35.07

	Princeton/East Brunswick					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	10,681	$373,460	$34.96	$373,460	$34.96	—	$—	$—	$—	$—
2006	47,629	1,703,744	35.77	1,703,744	35.77	—	—	—	—	—
2007	525,067	16,482,508	31.39	16,685,462	31.78	—	—	—	—	—
2008	36,090	1,082,961	30.01	1,128,527	31.27	—	—	—	—	—
2009	267,019	8,825,577	33.05	9,297,099	34.82	—	—	—	—	—
2010	224,842	7,500,452	33.36	7,839,341	34.87	—	—	—	—	—
2011	278,046	9,078,064	32.65	9,571,484	34.42	—	—	—	—	—
2012	5,500	183,254	33.32	192,879	35.07	—	—	—	—	—
2013	103,080	3,274,123	31.76	3,608,233	35.00	—	—	—	—	—
2014	284,574	8,469,300	29.76	9,330,243	32.79	—	—	—	—	—
Thereafter	223,503	5,386,336	24.10	7,127,330	31.89	—	—	—	—	—

Boston Properties, Inc.

Third Quarter 2005

HOTEL PERFORMANCE

Long Wharf Marriott - Boston

	Third Quarter 2005	Third Quarter 2004	Percent Change	Year to Date 2005	Year to Date 2004	Percent Change
Occupancy	90.1%	91.2%	-1.2%	82.9%	85.6%	-3.2%
Average Daily Rate	$232.50	$227.06	2.4%	$213.64	$203.09	5.2%
Revenue per available room	$209.56	$207.16	1.2%	$177.01	$173.93	1.8%

Cambridge Center Marriott

	Third Quarter 2005	Third Quarter 2004	Percent Change	Year to Date 2005	Year to Date 2004	Percent Change
Occupancy	81.6%	86.4%	-5.6%	75.3%	79.1%	-4.8%
Average Daily Rate	$166.34	$162.67	2.3%	$168.68	$157.00	7.4%
Revenue per available room	$135.79	$140.54	-3.4%	$127.07	$124.22	2.3%

Residence Inn by Marriott

	Third Quarter 2005	Third Quarter 2004	Percent Change	Year to Date 2005	Year to Date 2004	Percent Change
Occupancy	89.6%	93.1%	-3.8%	84.0%	83.9%	0.1%
Average Daily Rate	$152.16	$148.15	2.7%	$142.33	133.88	6.3%
Revenue per available room	$136.28	$137.93	-1.2%	$119.55	112.29	6.5%

Total Hotel Performance

	Third Quarter 2005	Third Quarter 2004	Percent Change	Year to Date 2005	Year to Date 2004	Percent Change
Occupancy	86.5%	89.6%	-3.5%	80.0%	82.6%	-3.1%
Average Daily Rate	$188.60	$184.18	2.4%	$180.30	$169.73	6.2%
Revenue per available room	$164.03	$165.40	-0.8%	$144.54	$140.68	2.7%

Boston Properties, Inc.

Third Quarter 2005

OCCUPANCY ANALYSIS

Same Property Occupancy (1) - By Location

	CBD		Suburban		Total
Location	30-Sep-05	30-Sep-04	30-Sep-05	30-Sep-04	30-Sep-05	30-Sep-04
Greater Boston	93.7%	94.3%	88.0%	85.0%	91.0%	89.9%
Greater Washington	99.2%	99.9%	96.5%	96.3%	97.4%	97.4%
Midtown Manhattan	98.8%	98.3%	—	—	98.8%	98.3%
Princeton/East Brunswick, NJ	—	—	86.7%	92.4%	86.7%	92.4%
Greater San Francisco	88.2%	87.0%	74.7%	55.1%	85.9%	81.6%

Total Portfolio	95.1%	95.0%	90.4%	89.1%	93.2%	92.5%

Same Property Occupancy(1) - By Type of Property

	CBD		Suburban		Total
	30-Sep-05	30-Sep-04	30-Sep-05	30-Sep-04	30-Sep-05	30-Sep-04
Total Office Portfolio	95.1%	94.9%	90.8%	89.3%	93.4%	92.8%
Total Office/Technical Portfolio	100.0%	100.0%	97.5%	97.6%	97.6%	97.7%
Total Industrial Portfolio	—	—	—	—	—	—

Total Portfolio	95.1%	95.0%	90.4%	89.1%	93.2%	92.5%

(1)	For disclosures related to our definition of Same Property, see page 51.

Boston Properties, Inc.

Third Quarter 2005

SAME PROPERTY PERFORMANCE

Office, Office/Technical, Industrial and Hotel Properties

	Office	Office/Technical	Industrial	Hotel (1)	Total
Number of Properties	95	17	1	3	116
Square feet	27,335,725	1,403,789	152,009	937,874	29,829,397
Percent of in-service properties	92.1%	100.0%	100.0%	100.0%	92.7%
Occupancy @ 9/30/04	92.8%	97.7%	0.0%	—	92.5%
Occupancy @ 9/30/05	93.4%	97.6%	0.0%	—	93.2%
Percent change from 3rd quarter 2005 over 3rd quarter 2004 (2):
Rental revenue	2.1%	1.4%	0.0%	1.8%	2.1%
Operating expenses and real estate taxes	4.5%	2.7%	0.0%	0.6%	4.1%
Net Operating Income (3)	0.8%	1.1%	0.0%	4.5%	0.9%
Net Operating Income (3) - without hotels					0.8%
Rental revenue - cash basis	1.5%	3.9%	0.0%	1.8%	1.5%
Net Operating Income (3) - cash basis (4)	-0.2%	4.2%	0.0%	4.5%	0.0%
Net Operating Income (3) - cash basis(4) - without hotels					-0.1%

Same Property Lease Analysis - quarter ended September 30, 2005

	Office	Office/Technical	Industrial	Total
Vacant space available @ 7/1/05 (sf)	1,779,569	33,799	152,009	1,965,377
Square footage of leases expiring or terminated 7/1/2005-9/30/2005	506,515	69,345	—	575,860

Total space for lease (sf)	2,286,084	103,144	152,009	2,541,237

New tenants (sf)	412,316	52,539	—	464,855
Renewals (sf)	83,130	16,806	—	93,936

Total space leased (sf)	495,446	69,345	—	564,791

Space available @ 9/30/05 (sf)	1,790,638	33,799	152,009	1,976,446

Net (increase)/decrease in available space (sf)	(11,069)	—	—	(11,069)
Average lease term (months)	92	—	—	83
Average free rent (days)	54	—	—	48
2nd generation TI/Comm PSF	$40.59	$—	$—	$35.86
Increase (decrease) in 2nd generation gross rents (4)	-3.79%	—	—	-1.67%
Increase (decrease) in 2nd generation net rents (4)	-13.53%	—	—	-10.28%

(1)	Includes revenue and expenses from retail tenants at the hotel properties.
(2)	See page 44 for a quantitative reconciliation.
(3)	For a quantitative reconciliation of Net Operating Income (NOI) to net income in accordance with GAAP, see page 44. For disclosures relating to our use of NOI, see page 51.
(4)	Represents increase in rents on a “cash to cash” basis (actual rent at time of expiration vs. initial rent of new lease) and for only 2nd generation space after eliminating any space vacant for more than 12 months. The total footage being weighted is 364,757 square feet.

Boston Properties, Inc.

Third Quarter 2005

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	9/30/2005	9/30/2004
	(in thousands)
Net income available to common shareholders	$57,551	$68,542
Gains on sales of real estate from discontinued operations, net of minority interest	—	(4,150)
Income from discontinued operations, net of minority interest	74	831
Gains on sales of real estate, net of minority interest	—	—
Minority interest in Operating Partnership	27,032	17,178
Income from unconsolidated joint ventures	(1,117)	(460)
Minority interest in property partnerships	(1,527)	(1,447)

Income before minority interests in property partnerships, income from unconsolidated joint ventures, minority interest in Operating Partnership, gains on sales of real estate and land held for development and discontinued operations	82,013	80,494
Add:
Depreciation and amortization	65,905	65,480
Interest expense	75,700	77,698
General and administrative expense	13,270	13,002
Losses from early extinguishments of debt	—	—
Subtract:
Interest and other income	(4,763)	(908)
Development and management services income	(4,923)	(5,832)

Consolidated Net Operating Income	$227,202	$229,934

Same Property Net Operating Income	$205,885	$203,961

Net operating income from non Same Properties (1)	19,230	24,173
Termination income	2,087	1,800

Consolidated Net Operating Income	$227,202	$229,934

Same Property Net Operating Income	$205,885	$203,961
Less straight line rent and fair value lease revenue	10,454	8,627

Same Property Net Operating Income - cash basis	$195,431	$195,334

(1)	See pages 20-22 for properties which are not included as part of Same Property Net Operating Income.

Boston Properties, Inc.

Third Quarter 2005

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office				Office/Technical				Industrial
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	30-Sep-05	30-Sep-04			30-Sep-05	30-Sep-04			30-Sep-05	30-Sep-04
Rental Revenue	$302,733	$296,414			$5,842	$5,762			$—	$—
Less Termination Income	1,918	1,800			—	—			—	—

Rental revenue - subtotal	300,815	294,614	6,201	2.1%	5,842	5,762	80	1.4%	—	—	—	0.0%
Operating expenses and real estate taxes	105,950	101,350	4,600	4.5%	1,175	1,144	31	2.7%	—	—	—	0.0%

Net Operating Income (1)	$194,865	$193,264	$1,601	0.8%	$4,667	$4,618	$49	1.1%	$—	$—	$—	0.0%

Rental revenue - subtotal	$300,815	$294,614			$5,842	$5,762			$—	$—
Less straight line rent and fair value lease revenue	10,487	8,519	1,968	23.1%	(34)	108	(142)	(131.5%)	—	—	—	0.0%

Rental revenue - cash basis	290,328	286,095	4,233	1.5%	5,876	5,654	222	3.9%	—	—	—	0.0%
Less:
Operating expenses and real estate taxes	105,950	101,350	4,600	4.5%	1,175	1,144	31	2.7%	—	—	—	0.0%

Net Operating Income (2) - cash basis	$184,378	$184,745	$(367)	-0.2%	$4,701	$4,510	$191	4.2%	$—	$—	$—	0.0%

	Hotel				Total
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	30-Sep-05	30-Sep-04			30-Sep-05	30-Sep-04
Rental Revenue	$20,139	$19,788			$328,714	$321,964
Less Termination Income	—	—			1,918	1,800

Rental revenue - subtotal	20,139	19,788	$351	1.8%	326,796	320,164	6,632	2.1%
Operating expenses and real estate taxes	13,786	13,709	77	0.6%	120,911	116,203	4,708	4.1%

Net Operating Income (1)	$6,353	$6,079	$274	4.5%	$205,885	$203,961	$1,925	0.9%

Rental revenue - subtotal	$20,139	$19,788			$326,796	$320,164
Less straight line rent and fair value lease revenue	1	—	1	100.0%	10,454	8,627	1,827	21.2%

Rental revenue - cash basis	20,138	19,788	350	1.8%	316,342	311,537	4,805	1.5%
Less:
Operating expenses and real estate taxes	13,786	13,709	77	0.6%	120,911	116,203	4,708	4.1%

Net Operating Income (2) - cash basis	$6,352	$6,079	$273	4.5%	$195,431	$195,334	$97	0.0%

(1)	For a quantitative reconciliation of net operating income (NOI) to net income in accordance with GAAP, see page 44. For disclosures relating to our use of NOI see page 51.
(2)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 44. For disclosures relating to our use of NOI see page 51.

Boston Properties, Inc.

Third Quarter 2005

LEASING ACTIVITY

All In-Service Properties - quarter ended September 30, 2005

	Office	Office/Technical	Industrial	Total
Vacant space available @ 7/1/2005 (sf)	1,950,821	33,799	152,009	2,136,629
Property dispositions/ assets taken out of service (sf)	—	—	—	—
Property acquisitions/ assets placed in-service (sf)	—	—	—	—
Leases expiring or terminated 7/1/2005-9/30/2005 (sf)	508,960	69,345	—	578,305

Total space for lease (sf)	2,460,658	103,144	152,009	2,715,811

New tenants (sf)	460,084	52,539	—	512,623
Renewals (sf)	83,130	16,806	—	99,936

Total space leased (sf)	543,214	69,345	—	612,559 (1)

Space available @ 9/30/2005 (sf)	1,916,567	33,799	152,009	2,102,375

Net (increase)/decrease in available space (sf)	33,377	—	—	33,377
Average lease term (months)	92	19	—	83
Average free rent (days)	54	—	—	48
2nd generation TI/Comm PSF	$40.59	$3.39	$—	$35.86
Increase (decrease) in 2nd generation gross rents (2)	-3.79%	32.36%	0.00%	-1.67%
Increase (decrease) in 2nd generation net rents (3)	-13.53%	27.03%	0.00%	-10.28%

(1)	Details of 1st and 2nd generation space is located in chart below.
(2)	Represents increase (decrease) in gross rent (total base rent and expense reimbursements), comparing the change in rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 364,757.
(3)	Represents increase (decrease) in net rent (base rent less base year expense), comparing the rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 364,757.

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross rents (2)	Incr (decr) in 2nd gen. net rents (3)	Total Leased
Boston	14,052	159,686	-21.06%	-29.99%	173,738
Washington	31,339	125,046	9.72%	9.74%	156,385
New York	21,112	73,143	8.70%	-5.02%	94,255
San Francisco	—	183,111	5.05%	-6.13%	183,111
Princeton	—	5,070	-1.67%	-2.58%	5,070

	66,503	546,056	-1.67%	-10.28%	612,559

Boston Properties, Inc.

Third Quarter 2005

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q3 2005	Q2 2005	Q1 2005	2004	2003
Recurring capital expenditures	$5,637	$6,195	$1,461	$25,101	$18,514
Planned non-recurring capital expenditures associated with acquisition properties	1,182	237	962	4,889	4,464
Hotel improvements, equipment upgrades and replacements	1,539	182	516	1,001	2,345

	$8,358	$6,614	$2,939	$30,991	$25,323

2nd Generation Tenant Improvements and Leasing Commissions

	Q3 2005	Q2 2005	Q1 2005	2004	2003
Office
Square feet	476,711	958,750	399,125	3,356,267	2,635,914

Tenant improvement and lease commissions PSF	$40.59	$30.26	$11.85	$24.74	$14.41

Office/Technical
Square feet	69,345	—	—	195,953	169,893

Tenant improvement and lease commissions PSF	$3.39	$—	$—	$14.35	$6.43

Industrial
Square feet	—	—	—	—	—

Tenant improvement and lease commissions PSF	$—	$—	$—	$—	$—

Average tenant improvement and lease commissions PSF	$35.86	$30.26	$11.85	$24.17	$13.93

Boston Properties, Inc.

Third Quarter 2005

ACQUISITIONS/DISPOSITIONS

as of September 30, 2005

ACQUISITIONS
For the period from January 1, 2005 through September 30, 2005
Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment	Total Investment	Percentage Leased
No Activity

Total Acquisitions		—	$—	$—	$—	—

DISPOSITIONS
For the period from January 1, 2005 through September 30, 2005

Property			Date Disposed	Square Feet	Gross Sales Price	Book Gain
Prudential Center - Land Parcel			Feb-05	N/A	$50,100,000	N/A	(1)
Decoverly Four and Five - Land Parcels			Feb-05	N/A	5,180,000	1,445,000
Old Federal Reserve			Apr-05	149,592	46,800,000	10,140,000
100 East Pratt Street			May-05	639,149	207,500,000	54,379,000
Riverfront Plaza			May-05	909,998	247,050,000	68,544,000

Total Dispositions				1,698,739	$556,630,000	$134,508,000

(1)	This transaction currently does not qualify as a sale for accounting purposes due to certain continuing involvement provisions. Sales price includes an estimated amount totaling approximately $18.6 million, which represents the buyer’s obligation to fund future development costs at the Prudential Center.

Boston Properties, Inc.

Third Quarter 2005

VALUE CREATION PIPELINE - DEVELOPMENT IN PROGRESS (1) as of September 30, 2005

Development Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date	Estimated Total Investment	Total Construction Loan	Amount Drawn at September 30, 2005	Estimated Future Equity Requirement	Percentage Leased (2)
Seven Cambridge Center and West Garage	Q1 2006	Q1 2006	Cambridge, MA	1	231,028	$85,036,558	$145,933,861	$125,000,000	$73,629,605	$9,526,908	100%
Parcel E (12290 Sunrise Valley)	Q2 2006	Q2 2006	Reston , VA	1	182,000	24,750,049	45,754,416	—	—	21,004,367	100%
Capital Gallery expansion	Q2 2006	Q3 2007	Washington, D.C.	—	318,557	31,416,086	69,100,000	47,225,000	8,462,921	—	46%
Wisconsin Place- Infrastructure (23.89% ownership)	N/A	N/A	Chevy Chase, MD	—	—	15,262,371	31,625,638	28,095,187	12,025,000	293,080	N/A
505 9th Street	Q4 2007	Q4 2008	Washington, D.C.	1	323,000	20,144,917	65,000,000	—	—	44,855,083	73%

Total Development Properties				3	1,054,585	$176,609,981	$357,413,915	$200,320,187	$94,117,526	$75,679,438	53%

DEVELOPMENTS PLACED-IN-SERVICE DURING 2005

	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date	Estimated Total Investment	Debt	Drawn at September 30, 2005	Estimated Future Equity Requirement	Percentage Leased
901 New York Avenue (25% ownership)	Q3 2004	Q2 2005	Washington, D.C.	1	539,215	$43,087,784	$44,777,000	$42,500,000	$42,500,000	$1,689,216	96%

Total Developments Placed in Service				1	539,215	$43,087,784	$44,777,000	$42,500,000	$42,500,000	$1,689,216	96%

(1)	In accordance with GAAP, a project is classified as a Development in Progress when construction or supply contracts have been signed and physical improvements have commenced.
(2)	Represents percentage leased as of October 25, 2005.

Boston Properties, Inc.

Third Quarter 2005

VALUE CREATION PIPELINE - OWNED LAND PARCELS as of September 30, 2005
Location	Acreage	Developable Square Feet
Rockville, MD	68.9	937,000
Dulles, VA	76.6	934,000
Gaithersburg, MD	27.0	850,000
San Jose, CA	3.7	841,000
Reston, VA	39.6	1,417,000
Boston, MA	0.2	304,500
Marlborough, MA	50.0	400,000
Weston, MA	74.0	350,000
Waltham, MA	4.3	202,000
Andover, MA	10.0	110,000
Washington, D.C.	0.5	170,000
Chevy Chase, MD	1.0	300,000

	355.7	6,815,500

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS as of September 30, 2005
Location	Acreage	Developable Square Feet
Princeton, NJ (1)	149.9	1,900,000
Washington, D.C. (2)	3.7	1,132,000
Framingham, MA (3)	21.5	300,000
Cambridge, MA (4)	—	200,000

	175.1	3,532,000

(1)	$30.50 per square foot and $125,000 per annum non-refundable payment.
(2)	Approximately 1.1 million square feet is subject to ground lease.
(3)	Subject to ground lease.
(4)	The Company has the option to purchase additional residential rights.

Boston Properties, Inc.

Third Quarter 2005

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and other documents filed with the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

In addition to presenting FFO in accordance with the NAREIT definition, we also disclose FFO after a specific and defined supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate. The adjustment to exclude losses from early extinguishments of debt results when the sale of real estate encumbered by debt requires us to pay the extinguishment costs prior to the debt’s stated maturity and to write-off unamortized loan costs at the date of the extinguishment. Such costs are excluded from the gains on sales of real estate reported in accordance with GAAP. However, we view the losses from early extinguishments of debt associated with the sales of real estate as an incremental cost of the sale transactions because we extinguished the debt in connection with the consummation of the sale transactions and we had no intent to extinguish the debt absent such transactions. We believe that this supplemental adjustment more appropriately reflects the results of our operations exclusive of the impact of our sale transactions.

Although our FFO as adjusted clearly differs from NAREIT’s definition of FFO, and may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful supplemental measure of our operating performance because we believe that, by excluding the effects of the losses from early extinguishments of debt associated with the sales of real estate, management and investors are presented with an indicator of our operating performance that more closely achieves the objectives of the real estate industry in presenting FFO.

Neither FFO nor FFO as adjusted should be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance. Neither FFO nor FFO as adjusted represent cash generated from operating activities determined in accordance with GAAP and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO and FFO as adjusted should be compared with our reported net income and considered in addition to cash flows in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO as adjusted non-real estate depreciation, (2) eliminating the effect of straight-line rent, and (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and second generation tenant improvement and leasing commissions. In addition, this calculation includes all non-cash compensation expense related to restricted securities. Although our FAD may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows in accordance with GAAP, as presented in our consolidated financial statements. FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Debt to Total Market Capitalization Ratio

Debt to total market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total market capitalization is the sum of our total indebtedness outstanding on a consolidated basis (excluding unconsolidated joint venture debt) and the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) the actual aggregate number of outstanding common partnership units of our operating partnership (including common partnership units held by the company) and (2) the number of common partnership units issuable upon conversion of preferred partnership units of our operating partnership. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our debt to total market capitalization ratio is in part a function of the market price of the common stock of Boston Properties, Inc., and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the debt to total market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Net Operating Income (NOI)

NOI is a non-GAAP financial measure equal to net income available to common shareholders, the most directly comparable GAAP financial measure, plus corporate general and administrative expense, depreciation and amortization, interest expense, minority interest in Operating Partnership and losses from early extinguishment of debt, less interest income, development and management income, gains from property dispositions, gains on sale from discontinued operations, income from discontinued operations, income from unconsolidated joint ventures and minority interest in property partnerships. In some cases we also present NOI on a cash basis, which is NOI after eliminating the effects of straight-lining of rent. We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

In-Service Properties

We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. When a property is treated as “in-service”, we cease capitalization of all project costs. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service.” Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction.

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service or acquired after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” See pages 20-22 for “In-Service Properties” which are not included in “Same Properties.”

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